SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
   [x]  Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [ ]  Definitive  Proxy  Statement
   [ ]  Definitive  Additional Materials
   [ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              Grove Property Trust
                              --------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       1)  Title of each class of securities to which transaction applies:

           ----------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:

           --------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ----------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:

           ----------------------------------------------------------------
       5)  Total fee paid:

           ----------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check  box  if any  part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

           ---------------------------------------------
       2)  Form, Schedule or Registration Statement No.:

           ---------------------------------------------
       3)  Filing Party:

           ---------------------------------------------
       4)  Date Filed:

           ---------------------------------------------

                              GROVE PROPERTY TRUST



                    Notice of Annual Meeting of Shareholders

                            To be Held June 30, 1998



To our Shareholders:

         The Annual Meeting of Shareholders of Grove Property Trust, a Maryland real estate investment trust (the "Company"), will be held at The Hartford Club, 46 Prospect Street, Hartford, Connecticut, on Tuesday, June 30, 1998, at 11:00 a.m., local time, for the purpose of acting upon the following matters, as well as such other business as may properly come before the Annual Meeting or any adjournment thereof:

         1. The election of two Trust Managers, each to serve until the annual meeting of the Company's Shareholders to be held in 2001;

         2. The amendment of the Company's Third Amended and Restated Declaration of Trust dated March 14, 1997, as amended by Articles Supplementary dated October 23, 1997 (as so amended, the "Charter"), to reduce the maximum number of Trust Managers which may serve on the Board from 15 to 11;

         3. The amendment of the Charter to increase the total number of Common Shares and Preferred Shares which the Company has authority to issue to 34,000,000 and 1,000,000, respectively;

         4. The amendment of the Charter to provide that future amendments to the Charter requiring Shareholder approval may be approved by the holders of a majority of the Company's outstanding shares entitled to vote;

         5. The amendment of the Company's 1996 Share Incentive Plan (the "1996 Plan") to increase the number of Common Shares available for issuance thereunder from 900,000 to 1,400,000 and to permit awards under the 1996 Plan to be granted to consultants and advisors to the Company;

         6. The ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for the year ending December 31, 1998; and

         7. The consideration of any other business which may properly come before the Annual Meeting.

         Only shareholders of record on the books of the Company at the close of business on April 7, 1998 will be entitled to vote at the Annual Meeting or any adjournment thereof.

         In order that your shares may be represented at the Annual Meeting, please date and sign the enclosed proxy card and return it promptly in the enclosed envelope. If you attend the Annual Meeting, you may vote in person even though you have previously sent in your proxy card.

         A copy of the Company's Annual Report for the year 1997 is enclosed.

                                   By order of the Board of Trust Managers,

                                                   Joseph R. LaBrosse
                                                   Chief Financial Officer,
                                                   Secretary and
                                                   Treasurer


Hartford, Connecticut
April     , 1998


                             YOUR VOTE IS IMPORTANT
                             ----------------------
                  PLEASE COMPLETE, DATE AND SIGN YOUR PROXY AND
                  PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                              GROVE PROPERTY TRUST
                                598 Asylum Avenue
                           Hartford, Connecticut 06105

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                                  June 30, 1998

                                  INTRODUCTION


         This Proxy Statement is furnished in connection with the solicitation by the Board of Trust Managers (the "Board") of Grove Property Trust, a Maryland real estate investment trust ("Grove" or the "Company"), of proxies from the holders (the "Shareholders") of the Company's issued and outstanding common shares of beneficial interest, $0.01 par value per share (the "Common Shares"), in connection with the Annual Meeting of Shareholders to be held on Tuesday, June 30, 1998, at The Hartford Club, 46 Prospect Street, Hartford, Connecticut 06103, at 11:00 a.m. local time, and at any adjournment(s) or postponement(s) of such meeting (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

         This Proxy Statement and enclosed Proxy Card are being mailed to the Shareholders on or about April 30, 1998.

         At the Annual Meeting, the Shareholders will consider and vote upon proposals (the "Proposals") set forth in the accompanying Notice of Annual Meeting.

         Only the holders of the Common Shares at the close of business on April 7, 1998 (the "Record Date"), are entitled to vote at the Annual Meeting. Each Common Share is entitled to one vote on all matters. As of the Record Date, 8,453,829 Common Shares were outstanding.

         A majority of all votes entitled to be cast at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. A plurality of all votes cast at the Annual Meeting is sufficient to elect a Trust Manager (Proposal 1). The affirmative vote of the holders of not less than two-thirds of all outstanding Common Shares on the Record Date is required to approve the amendments to the Charter (Proposals 2, 3 and 4). A majority of all votes cast at the Annual Meeting is sufficient to approve the amendment to the 1996 Plan (Proposal 5). The affirmative vote of a majority of the Common Shares voted is required to ratify the appointment of Ernst & Young LLP as the Company's independent public accountants (Proposal 6). Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on Proposals 1, 5 and 6. On Proposals 2, 3 and 4, abstentions and broker non-votes will be the equivalent of a negative vote.

         The Common Shares represented by all properly executed proxies will be voted at the Annual Meeting as indicated or, if no instruction is given, in favor of each of the Proposals. As to any other business which may properly come before the Annual Meeting, all properly executed proxies will be voted by the persons named therein in accordance with their best judgment. Grove does not know of any business other than the Proposals which may come before the Annual Meeting.

         Any person giving a proxy has the right to revoke it at any time before it is exercised (a) by filing with the Secretary of the Company a duly signed revocation or a proxy bearing a later date or (b) by electing to vote in person at the Annual Meeting. A notice of revocation need not be on any specific form.

         The By-laws of the Company provide that any shareholder who nominates anyone for election to the Board or proposes any business to be considered at an annual meeting must give written notice thereof to the Secretary of the Company at the Company's principal executive office not less than 60 nor more than 90 days prior to the date corresponding to the date on which the preceding year's annual meeting was held. The shareholder must be a shareholder of record at the time of giving the notice and be entitled to vote at the relevant annual meeting. The notice must contain, in the case of nominations to the Board, information about the nominee required to be included in a proxy statement prepared in accordance with the rules of the Securities and Exchange Commission and the nominee's written consent to serve if elected, and in the case of other business proposed for the annual meeting, a brief description of the business and the reason(s) therefor. In addition, certain information about the shareholder giving the notice must be included.

                                   PROPOSAL 1

                           ELECTION OF TRUST MANAGERS

         The number of Trust Managers comprising the Board is currently seven, divided into three classes. Each class is elected to serve a three-year term, and classes are elected on a staggered basis. The two Trust Managers who are nominated for election by the Shareholders at the Annual Meeting are Edmund F. Navarro and James F. Twaddell. Two Trust Managers, J. Joseph Garrahy and Joseph
R. LaBrosse, have been elected to hold office until the Annual Meeting of Shareholders to be held in 1999 and three Trust Managers, Damon D. Navarro, Harold V. Gorman and Theodore R. Bigman, have been elected to hold office until the Annual Meeting of Shareholders to be held in 2000.

         The affirmative vote of the holders of a plurality of the Common Shares voted at the Annual Meeting in person or by proxy is required for the election of each nominee for Trust Manager. Unless otherwise specified therein, any proxy received will be voted FOR the election of the listed nominees.

         The nominees for Trust Manager and the continuing Trust Managers, their present principal occupation or employment as of April 15, 1998, and other positions held during the past five years are set forth below.

Nominees for election as Trust Managers to serve until the 2001 Annual Meeting:

         Edmund F. Navarro, age 37, has been a Trust Manager of Grove since April 1997 and Chief Operating Officer of the Company since 1997. From its formation in 1994 to 1997, Mr. Navarro was Vice President--Property Management of Grove. Prior to the March 1997 acquisition by the Company of the property management and related liabilities of Grove Property Services Limited Partnership ("GPS") and of properties formerly controlled by affiliates of the Company's executive officers (collectively, the "Grove Companies"), Edmund Navarro was President of GPS since 1983. He is responsible for the management of the properties owned by Grove, marketing and supervision of construction projects and had similar responsibilities for the Grove Companies. Prior to his employment with the Grove Companies, Mr. Navarro was a Media Marketing Planner with Vitt Median International in New York City. Mr. Navarro is a graduate of the University of Rhode Island with a degree in Marketing.

         James F. Twaddell, age 57, has been a Trust Manager of Grove since June 1994. He has been a member of the Investment Banking Group of Schneider Securities, Inc., Providence, Rhode Island, since 1995. From 1974 to 1995, Mr. Twaddell served as Chairman of Barclay Investments, Inc., a member firm of the National Association of Securities Dealers, Inc. ("NASD"). Mr. Twaddell also served as Chairman of the Regional Investment Bankers Association, a 125-member cooperative association of regional investment bankers and broker dealers conducting business throughout the United States, from 1993 to 1994. For the 1993 - 1995 term, he served on both the NASD District 11 Committee and the District Business Conduct Committee. He has served as Chairman of the Board of First Mutual Fund, a publicly traded mutual fund, since 1979. Mr. Twaddell received his B.A. degree from Brown University in 1961.

--------------------------------------------------------------------------------

The Board recommends that you vote FOR the election of each of the above nominees for Trust Manager.
--------------------------------------------------------------------------------

Continuing Trust Managers serving until the 1999 Annual Meeting:

         J. Joseph Garrahy, age 67, has been a Trust Manager of Grove since its formation in June 1994. Mr. Garrahy has served as President of J. Joseph Garrahy & Associates, Inc., in Providence, Rhode Island, a business consulting firm, since its formation in 1990. Mr. Garrahy began his career in public service in 1962 as a Rhode Island State Senator. In 1968, he was elected Lieutenant Governor of the State of Rhode Island, where he served four two-year terms. In 1976, Mr. Garrahy was elected Governor of the State, and was re-elected to that office in 1978, 1980 and 1982. He served as Chairman of the National Governors' Association's Subcommittee on Health Policy in 1977 and the National Governors' Association's Human Services Committee and as Chairman of the Coalition of Northeast Governors' Committee on Transportation. Mr. Garrahy was a Senior Vice President with the merchants banking firm of G. William Miller & Company, Inc. of Washington, D.C., from 1985 to 1990. He is a Director of the Providence and Worcester

Railroad Company. Mr. Garrahy attended the University of Buffalo and the University of Rhode Island.

         Joseph R. LaBrosse, age 35, has been the Chief Financial Officer, Secretary and Treasurer as well as a Trust Manager of Grove since its formation in June 1994. Prior to March 1997, Mr. LaBrosse was Chief Financial Officer of the Grove Companies since 1988. He is responsible for financing, loan portfolio management, financial reporting, tax planning, cash management, strategic budgeting and planning. Prior to joining the Company's predecessor in 1988, Mr. LaBrosse was a real estate tax consultant at Arthur Andersen & Co. in Hartford, Connecticut. He is a magna cum laude graduate of the University of Connecticut with a degree in Accounting. He is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants, the Connecticut Society of Certified Public Accountants and the Real Estate Finance Association.

Continuing Trust Managers serving until the 2000 Annual Meeting:

         Theodore R. Bigman, age 35, has been a Trust Manager of Grove since April 1997. From 1987 to 1995, he was a Director at Credit Suisse First Boston in the real estate group, establishing and managing their REIT effort. He had primary responsibility for $2.5 billion of initial public offerings by REIT's. Previously, he had extensive real estate experience in a wide variety of transactions involving the financing and sale of both individual assets and portfolios of real estate assets, as well as the acquisition of several real estate companies. Since 1995, he has been a Principal of Morgan Stanley Asset Management Inc., a subsidiary of Morgan Stanley Group Inc. ("Morgan Stanley"), responsible for its real estate securities investment management business. He graduated from Brandeis University in 1983 with a B.A. in Economics and received an M.B.A. from Harvard University in 1987.

         Harold V. Gorman, age 54, has been a Trust Manager of Grove since its formation in June 1994. From 1968 to 1993, Mr. Gorman served as Vice President and Assistant General Counsel of IDV North America. From 1993 to 1995, he served as Vice President/General Counsel to the Paddington Corporation. Since 1995, he has served as Vice-President and Regulatory Counsel of Heublein, Inc., located in Hartford, Connecticut. He received his B.A. from Wesleyan University in 1965 and his J.D. from the University of Connecticut Law School. Mr. Gorman is a member of the Connecticut Bar Association, the American Bar Association and the Board of Directors of the Connecticut Arthritis Foundation.

         Damon D. Navarro, age 44, has been the Chairman of the Board, President and Chief Executive Officer of Grove since its formation in June 1994. Mr. Navarro co-founded the Company's predecessor in 1980 and is responsible for new business development and strategic planning. Mr. Navarro is a graduate of the University of Rhode Island with a degree in Finance.

Executive Officers

         Each executive officer holds office at the pleasure of the Board, subject to the Employment Agreements described below. The executive officers of Grove (the "Executive Officers") and their positions and offices with Grove as of the date hereof are set forth below:


       Name               Age                    Positions and Offices Held
       ----               ---                    --------------------------
Damon D. Navarro          44      Chairman of the Board, President, and Chief Executive Officer
Joseph R. LaBrosse        35      Chief Financial Officer, Secretary and Treasurer
Edmund F. Navarro         37      Chief Operating Officer
Brian A. Navarro          43      Executive Vice President - Acquisitions
Gerald A. McNamara        58      Executive Vice President - Marketing and Strategic Planning


         Information as to the recent business experience of Damon Navarro, Joseph LaBrosse and Edmund Navarro is included above.

         Brian A. Navarro, has been Executive Vice President - Acquisitions of the Company since 1997 and was Vice President - Acquisitions of the Company from its formation in June 1994 to 1997. Mr. Navarro is responsible for the acquisition and disposition of properties for the Company. Prior to co-founding the Company's predecessor in 1980, Brian Navarro acquired, renovated and resold over 30 residential properties in the Hartford, Connecticut, Springfield, Massachusetts, and Westerly, Rhode Island, markets. Mr. Navarro is a graduate of the University of Connecticut with a degree in Finance and a concentration in real estate.

         Gerald A. McNamara has been the Executive Vice President - Marketing and Strategic Planning of the Company since 1997 and was Vice President - Marketing and Investor Relations of the Company from its formation in June 1994 to 1997. Mr. McNamara has been a principal of the Company and its predecessor since 1982. Mr. McNamara is responsible for public relations and strategic planning. Prior to joining the Company, Mr. McNamara was Senior Vice President of Heublein International responsible for its food and beverage operations overseas. Mr. McNamara is a graduate of Trinity College with a degree in History and Economics.

         Damon, Brian and Edmund Navarro are brothers. No family relationship exists among any of the other Trust Managers or Executive Officers of Grove. No arrangement or understanding exists between any Trust Manager or Executive Officer and any other person pursuant to which any Trust Manager or Executive Officer was elected as a Trust Manager or Executive Officer. Subject to the provisions of their respective Employment Agreements, Executive Officers of the Company are elected by and serve at the discretion of the Board.

Certain Relationships And Related Transactions

         During 1997, the Company was a party to a number of transactions in which Damon Navarro, Edmund Navarro and Joseph LaBrosse, Executive Officers and Trust Managers of the Company, and Brian Navarro and Gerald McNamara, Executive Officers of the Company, had a direct or indirect interest.

The Consolidation Transactions

         In March 1997, the Company completed the following: (i) the creation of an Umbrella REIT ("UPREIT") structure by forming Grove Operating, L.P. (the "Operating Partnership") to facilitate acquisition transactions by providing potential sellers with a mechanism to defer their tax liability; (ii) the acquisition through the Operating Partnership of 20 properties owned by affiliates of Grove; (iii) the acquisition of the property management assets and related liabilities of GPS, the entity that managed the properties owned by the REIT as well as the 20 properties owned by affiliates of Grove; (iv) a $30 million private placement (3,333,333 shares at $9.00 per share) of equity securities to investors that included, among others, entities managed by Morgan Stanley or an affiliate of Morgan Stanley and the Oregon Public Employees' Retirement Fund; (v) the closing of a $25 million revolving credit facility and a $15 million term loan facility and the release of guarantees by certain of the Executive Officers; and (vi) an agreement for National Realty, L.P. ("National Realty") to provide certain property related services to the Company, which agreement has since been terminated (the transactions described in this paragraph, collectively, the "Consolidated Transactions").

         The valuation of the properties acquired by the Company in the Consolidation Transactions was determined based primarily upon a capitalization of net operating income produced by such properties. This methodology was used because the Company believed it an appropriate method to value such properties. No third party determination of the value was sought or obtained in connection with the acquisition by the Company of these properties and the value of such properties was not determined as a result of arm's-length negotiations. As a result, there can be no assurance that the aggregate value of the consideration paid by the Company for such properties did not exceed the fair market value of the properties and assets acquired by the Company in connection with the Consolidation Transactions.

         As consideration for their ownership interests in the properties acquired by the Company in the Consolidated Transactions, persons contributing such properties to the Company received an aggregate of 2,114,439 Common Units of the Operating Partnership (the "Common Units") (having an aggregate value of approximately $19.0 million, based upon the approximate market price of the Common Shares at the time of the Consolidation Transactions) and $3.4 million in cash. The Executive Officers received an aggregate of 909,115 Common Units (having an aggregate value of approximately $8.2 million, based upon the approximate market price of the Common Shares at the time of the Consolidation Transactions) and $177,669 in cash in connection with the Consolidation Transactions.

The aggregate value of the Common Units received by the Executive Officers substantially exceeded the book value of the assets that they contributed in the Consolidation Transactions. The number of Common Units and the cash received by each of the Executive Officers individually is set forth below.

    Executive Officer                       Common Units          Cash
    -----------------                       ------------          ----
    Damon D. Navarro................          289,874            $85,797
    Brian A. Navarro................          282,322            $85,797
    Edmund F. Navarro...............          247,174             $6,075
    Joseph R. LaBrosse..............           65,833                  _
    Gerald A. McNamara..............           23,912                  _

Additionally, the Company paid National Realty $820,286 as reimbursement for expenses incurred by National Realty in connection with the Consolidation Transactions.

Property Management and Construction Services

         Prior to the consummation of the Consolidation Transactions, GPS, a partnership owned 100% by Messrs. Damon, Brian and Edmund Navarro and Joseph LaBrosse, provided all of the operating and support functions for the operation of the Company's four properties, including building management and leasing. The management agreement between the Company and GPS provided for a management fee equal to 5% of gross rental revenues, as defined. Management fees paid by the Company (excluding its predecessors) to GPS in 1997 were $21,795. The management-related assets and liabilities of GPS were acquired in the Consolidation Transactions and GPS is no longer active.

Loans by NAVAB Associates

         NAVAB Associates (owned one-quarter each by Damon and Brian Navarro and Ronald and George Abdow) ("NAVAB") from time to time prior to the Consolidation Transactions made unsecured demand loans to certain of the Company's predecessors, with interest payable monthly at a rate equal to 2.5% over the prime rate. In addition, certain of the Company's predecessors made unsecured demand loans to NAVAB, with interest payable monthly at a rate equal to 1.5% below the prime rate. In connection with the Consolidation Transactions, the Company's predecessors paid $1,286,586 to NAVAB and NAVAB paid to the Company's predecessors $742,873 as payment in full of the amounts due to or from NAVAB. Substantially all of such net amount was used by NAVAB to repay a bank loan. The Company is not pursuing additional business with NAVAB and has been informed that the principals of NAVAB intend to dissolve the entity.

Management of Excluded Properties

         Pursuant to management services agreements, the Operating Partnership provides property management services with respect to certain properties not owned by the Company in which Executive Officers have an ownership interest. Such management services agreements provide that the Operating Partnership will receive, with respect to each property, a fee equal to from 5% to 6% of gross income (excluding interest income). Such management services agreements have terms of one year and will automatically renew for successive one-year terms if neither party thereto gives notice of termination within 90 days prior to the end of the then current term. During 1997, the Company received management fees under these agreements in the aggregate amount of $518,000.

The May 1997 Acquisitions

         Pursuant to a Contribution Agreement dated as of May 30, 1997, effective June 1, 1997, the Company acquired through the Operating Partnership two apartment communities and a 29% controlling interest in the partnership that owned 349 of the 432 units in River's Bend, an apartment community located in Windsor, Connecticut.

         In connection with these transactions, the Operating Partnership issued an aggregate of 420,183 Common Units. The Board assigned a value of $10 for each of the Common Units issued, based upon the approximate market value of a Common Share at that time. The Company also assumed mortgage debt with an aggregate remaining principal amount of $6.2 million, borrowed $1.8 million under its credit facility and used $68,000 of its available cash. As permitted under the Charter, the Company did not obtain independent appraisals of such properties, although the transactions were approved by a majority of the Independent Trust Managers (as defined in the Charter). Of the Common Units issued in connection with these transactions, an aggregate of 9,625 were issued to entities controlled 50% by Damon Navarro and 50% by Brian Navarro. An additional 68,441 of such Common Units were issued to a partnership in which Messrs. Damon, Edmund and Brian Navarro and Joseph LaBrosse are the general partners. For services rendered in connection with investor communications, negotiation of the
Contribution Agreement dated as of May 30, 1997, and related agreements, financial analyses of the acquisitions and structuring the transactions, National Realty was paid an aggregate of $435,619.

         On September 30, 1997, the Company acquired the remaining interest in the partnership owning 349 of the 432 units at River's Bend Apartments from a non-affiliate for a cash payment of $4.9 million and the assumption of mortgage debt with an aggregate remaining principal amount of $8.6 million. As a result, the Company owns all of the partnership that owns these 349 units. None of the Executive Officers of the Company received any portion of such cash payment.

The July 1997 Acquisitions

         On July 2, 1997, the Company acquired 126 condominium units at Greenfield Village Condominium in Rocky Hill, Connecticut, from an unaffiliated third party. In connection with the purchase of these units, the Company paid $107,000 for expense and overhead reimbursement to National Realty.

The September 1997 Acquisitions

         Pursuant to two Offers to Exchange All Outstanding Limited Partnership Interests in two affiliated partnerships, effective September 1, 1997, the Company acquired three residential apartment complexes through the Operating Partnership. In connection with these transactions, the Operating Partnership issued an aggregate of 325,836 Common Units. The Board assigned a value of $10.50 for each of the Common Units issued, based upon the approximate market value of a Common Share at that time. The Company also assumed mortgage debt with an aggregate remaining principal amount of $9.8 million, assumed a short-term liability of $1.1 million, borrowed $750,000 under its credit facility and used $200,000 of its available cash. As permitted under the Charter, the Company did not obtain independent appraisals of such properties, although the transactions were approved by a majority of the Independent Trust Managers. Of the Common Units issued in connection with these transactions, 3,718 were issued to an entity controlled 50% by Damon Navarro and 50% by Brian Navarro and 794 were issued to an entity owned 32.34% by Damon Navarro and Brian Navarro. An additional 41,579 of such Common Units were issued to a partnership in which Messrs. Damon, Edmund and Brian Navarro and Joseph LaBrosse are the general partners. In connection with this acquisition, the Company paid National Realty a fee of $215,706.

The October 1997 Acquisitions

         On October 31, 1997, the Company closed the acquisitions of one multifamily property containing a total of 100 units and of two affiliate-owned retail properties containing a total of approximately 16,400 rentable square feet. In connection with these transactions, the Company issued an aggregate of 148,668 Common Units and paid an aggregate of approximately $7.0 million in cash. The Board assigned a value of $10.50 for each of the Common Units issued, based upon the approximate market value of a Common Share at the time the acquisitions were approved by the Board. As permitted under the Charter, the Company did not obtain independent appraisals of such properties, although the transactions were approved by a majority of the Independent Trust Managers. Of the Common Units issued in connection with these transactions, 3,256 were issued to an entity owned 40% by Damon Navarro, 40% by Brian Navarro and 20% by Edmund Navarro. In connection with these acquisitions, the Company paid National Realty a fee of $70,000.

Brokerage Services

         Following the consummation of the Consolidation Transactions, National Realty, which is 100% owned by Messrs. Damon, Brian and Edmund Navarro and Joseph LaBrosse, provided real estate brokerage and related services to the Company. Prior to the Consolidation Transactions, these services were provided by GPS. The real estate brokerage services performed by National Realty for the Company included the finding, underwriting and negotiation of purchase contracts with respect to properties to be acquired by the Company, the negotiation of the contracts with respect to properties to be sold by the Company and certain commercial leasing services. In connection with such services,

         National Realty received a commission on purchases or sales arranged by National Realty of less than 2%. The brokerage services contracts provided for indemnification by the Operating Partnership of National Realty and its affiliates for any liability incurred in performing such services, except in certain circumstances. The brokerage services contracts were not negotiated on an arm's-length basis and Messrs. Damon, Brian and Edmund Navarro and Mr. Joseph LaBrosse may have had conflicts of interest (due to their ownership of National Realty) in connection with the brokerage services contracts and the provision of real estate brokerage services by National Realty to the Company. The fees and reimbursements of expenses paid to National Realty for services provided to the Company in 1997 are set forth above in the description of each set of acquisitions.

Security Ownership of Trust Managers and Executive Officers

         The following table sets forth information as of the Record Date regarding the beneficial ownership of Common Shares by each Trust Manager and Executive Officer of Grove named in the Summary Compensation Table below, and by all Trust Managers and Executive Officers of Grove as a group. Each person named in the table has the sole voting and investment power with respect to all shares shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.

                                                                       Number of        Percentage of
Name and Address of                                                     Common             Common
Beneficial Owner(1)                                                     Shares             Shares
----------------                                                        ------             ------
Damon D. Navarro......................................................426,795(2)            4.8%

Joseph R. LaBrosse....................................................100,437(3)            1.2%

Edmund F. Navarro.....................................................360,327(4)            4.1%

Theodore R. Bigman..................................................1,695,766(5)           20.1%

James F. Twaddell......................................................49,101(6)             *

Harold V. Gorman........................................................9,331(7)             *

J. Joseph Garrahy......................................................10,937(8)             *

Brian A. Navarro......................................................409,405(9)            4.6%

Gerald A. McNamara.....................................................59,117(10)            *

Trust Managers and Executive Officers as a Group (9 Persons)........3,121,216(11)          36.3%


---------------------
*    Less than 1%

(1) Each person listed has a business address c/o the Company, 598 Asylum Avenue, Hartford, Connecticut 06105.
(2) Includes 332,639 Common Shares which might be acquired by Mr. Navarro upon redemption of an equal number of Common Units and 59,748 Common Shares which could be acquired within 60 days upon exercise of options.
(3) Includes 76,833 Common Shares which might be acquired by Mr. LaBrosse upon redemption of an equal number of Common Units and 18,050 Common Shares which could be acquired within 60 days upon exercise of options.

(4) Includes 281,008 Common Shares which might be acquired by Mr. Navarro upon redemption of an equal number of Common Units and 58,348 Common Shares which could be acquired within 60 days upon exercise of options.
(5) Represents the Common Shares which are owned by entities managed by Morgan Stanley or an affiliate of Morgan Stanley as to which Mr. Bigman has shared voting and investment power.
(6) Includes 11,221 and 9,331 Common Shares which could be acquired by Mr. Twaddell within 60 days upon exercise of warrants and options, respectively.
(7) Common Shares which could be acquired by Mr. Gorman within 60 days upon exercise of options.
(8) Includes 8,543 Common Shares which could be acquired by Mr. Garrahy within 60 days upon exercise of options.
(9) Includes 325,086 Common Shares which might be acquired by Mr. Navarro upon redemption of an equal number of Common Units and 58,348 Common Shares which could be acquired within 60 days upon exercise of options.
(10) Includes 40,750 Common Shares which might be acquired by Mr. McNamara upon redemption of an equal number of Common Units and 14,528 Common Shares which could be acquired within 60 days upon exercise of options.

(11) Includes 1,056,317 Common Shares which might be acquired upon redemption of an equal number of Common Units and 11,221 and 241,227 Common Shares which could be acquired within 60 days upon exercise of warrants and options, respectively.


Security Ownership of Certain Beneficial Owners

         Set forth below is a table, as of December 31, 1997, indicating those persons whom the management of the Company believes to be beneficial owners of more than 5% of the Common Stock. The following information is based on reports filed with the Company and the Securities and Exchange Commission as of December 31, 1997.


                 Name and Business Address                    Common Shares           Percent of
                    Of Beneficial Owner                        Beneficially         Common Shares
                                                                  Owned
----------------------------------------------------------------------------------------------------
  Morgan Stanley Group Inc.                                    1,695,776(1)             20.1%
  1221 Avenue of the Americas
  22nd Floor
  New York, NY 10020

  Oregon Public Employees' Retirement Fund, by                   836,929(2)             9.9%
  ABKB/LaSalle Securities Limited, as agent for Oregon
  Public Employees' Retirement Fund
  100 East Pratt Street, 20th Floor
  Baltimore, MD 21202

  FMR Corp.                                                      445,000(3)             5.3%
  82 Devonshire Street
  Boston, MA 02109


---------------------
(1) Morgan Stanley Group Inc. has advised that with respect to such shares it has (i) sole voting and dispositive power for 65,707 shares and (ii) shared voting and dispositive power for 1,630,059 shares.

(2) ABKB/LaSalle Securities Limited has advised that with respect to such shares it has (i) sole voting and dispositive power for 46,000 shares and
     (ii) shared voting and dispositive power for 790,929 shares.

(3) FMR Corp. has advised that with respect to such shares it has (i) sole voting power for 50,000 shares and (ii) sole dispositive power for 445,000 shares.

Board Meetings

         The Board held nine meetings during 1997. The Board also took action once during the year by consent action. Management also confers frequently with the Trust Managers on an informal basis to discuss Grove's affairs.

Board Committees

         The Board has established an Audit Committee, an Acquisition and Investment Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing the functions of a nominating committee; the entire Board performs the usual functions of such committee.

         Audit Committee. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of audit engagements, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The current members of the Audit Committee are Messrs. Gorman and Garrahy. The Audit Committee met once during 1997.

         Acquisition and Investment Committee. The Acquisition and Investment Committee has the authority to acquire, dispose of and finance investments for the Company (including the direct or indirect purchase or sale by the Company of real estate properties or interests in real estate properties) and to execute contracts and agreements, including those related to the borrowing of money by the Company or the purchase or sale by the Company of direct or indirect interests in real properties, and generally to exercise all other powers of the Trust Managers except those which require action by all Trust Managers or the Independent Trust Managers under the Charter or Bylaws or under applicable law. The current members of the Acquisition and Investment Committee are Messrs. Garrahy, E. Navarro and Bigman. The Acquisition and Investment Committee met four times during 1997.

         Compensation Committee. The Compensation Committee has the authority to determine compensation for the Company's Executive Officers and to administer the 1994 Share Option Plan (the "1994 Plan") and the 1966 Plan. The Compensation Committee has the authority to grant share options in accordance with the 1994 Plan to the Trust Managers, Executive Officers, other key employees of the Company and consultants and to grant share options and share appreciation rights to the Trust Managers, Executive Officers and other key employees of the Company in accordance with the 1996 Plan. The current members of the Compensation Committee are Messrs. Twaddell and Gorman. The Compensation Committee met once during 1997.

Compensation of Trust Managers

         Currently, the Company pays the non-employee Trust Managers a fee of $1,000 for attending each meeting of the Board. Trust Managers who are employees of the Company are not paid any trust manager fees. In addition, the Company reimburses the Trust Managers for travel expenses incurred in connection with their activities on behalf of the Company.

         The 1996 Plan provides that each Non-Employee Trust Manager (as defined in the 1996 Plan) who is first elected or appointed after the 1996 Annual Meeting of Shareholders receives an automatic initial grant of a nonqualified stock option to purchase 10,000 Common Shares. In addition, promptly following the date of each annual meeting of shareholders, each Non-Employee Trust Manager elected by the shareholders will receive an additional automatic grant of an option to purchase 5,000 Common Shares; provided, however, that no Non-Employee Trust Manager will receive more than one such automatic grant in any calendar year. The exercise price for options granted to Non-Employee Trust Managers under the 1996 Plan is 100% of the fair market value of the Common Shares on the date of grant. Each such option will expire ten years from the grant date (subject to earlier termination). Upon the consummation of the Consolidation Transactions, each Non-Employee Trust Manager received a grant of an option to purchase 10,000 Common Shares at an exercise price of $9 per Common Share. Such options have a term of 10 years, and vest 50% on each of the first two anniversaries of the date of grant.

         Non-Employee Trust Managers who assist the Company in locating acquisitions which are consummated receive a finder's fee of 0.2% of the acquisition purchase price plus an additional 0.1% if they participate in the negotiations.

Executive Compensation

         The following tables set forth information concerning compensation paid and share options granted to the Company's Executive Officers for the years ended December 31, 1997, 1996 and 1995.


                                            SUMMARY COMPENSATION TABLE

                           Annual Compensation                      Long Term Compensation
                 ----------------------------------------   ---------------------------------------
                                                                    Awards                Payouts
                                                            -----------------------      ----------

    Name and                                                Restricted
    Principal                              Other Annual       Stock      Options/          LTIP    All Other
    Position      Year    Salary  Bonus    Compensation       Awards       SARS          Payouts  Compensation
    --------      ----    ------  -----    ------------       ------       ----          -------  ------------
Damon D.          1997   $34,839  none         none            none        177,133         none       none
Navarro/Chief     1996     none   none         none            none         12,048 (1)     none       none
Executive         1995     none   none         none            none        none            none       none
Officer

Joseph R.         1997   $38,512  none         none            none        101,601         none       none
LaBrosse/Chief    1996     none   none         none            none          4,016 (1)     none       none
Financial         1995     none   none         none            none        none            none       none
Officer

Edmund F.         1997   $34,839  none         none            none        177,133         none       none
Navarro/Vice      1996     none   none         none            none         12,048 (1)     none       none
President         1995     none   none         none            none        none            none       none

Brian A.          1997   $35,331  none         none            none        177,133         none       none
Navarro/Vice      1996     none   none         none            none         12,048 (1)     none       none
President         1995     none   none         none            none        none            none       none

Gerald A.         1997   $19,667  none         none            none         60,000         none       none
McNamara/Vice     1996     none   none         none            none          4,725 (1)     none       none
President         1995     none   none         none            none        none            none       none


-------------
(1) The number of Common Shares underlying such options has been adjusted to give effect to the stock split and stock dividend paid by the Company in March 1997 (the "Stock Split"), as provided in the 1994 Plan.


             OPTIONS GRANTED DURING THE YEAR ENDED DECEMBER 31, 1997


                                Individual Grants
                    -----------------------------------------



                                             % of Total                                       Potential
                                               Options                                   Realizable Value at
                            Number of        Granted to                                    Assumed Annual
                            Securities      Employees in   Exercise or                     Rates of Stock
                        Underlying Options     Fiscal          Base                      Price Appreciation
                                                              Price       Expiration      for Option Term
                                                                                        ---------------------
         Name              Granted (#)(         Year        ($/share)        Date          5%        10%
         ----              ------------         ----        ---------        ----          --        ---
    Damon Navarro               75,000            9%         $10.05        3/13/07      $474,000   $1,201,500
                               102,133           13%          10.90       11/23/07       699,611    1,774,050

   Joseph LaBrosse              25.000            3%          10.05        3/13/07       158,000    400,500
                                76,701            9%          10.90       11/23/07       525,402    1,332,296

    Brian Navarro               75,000            95          10.05        3/13/07       474,000    1,201,500
                               102,133           13%          10.90       11/23/07       699,611    1,774,050

    Edmund Navarro              75,000            9%          10.05        3/13/07       474,000    1,201,500
                               102,133           13%          10.90       11/23/07       699,611    1,774,050

   Gerald McNamara              20,000            2%          10.05        3/13/07       126,400    320,400
                                40,000            5%          10.90       11/23/07       274,000    694,800


                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                   YEAR AND FISCAL YEAR-END OPTION/SAR VALUES


                                                                                       Value of Unexercised
                            Shares                 Number of Securities Underlying   In-the-Money Options at
                         Acquired on      Value     Unexercised Options at FY-End     FY-End ($) Exercisable/
         Name              Exercise     Realized      Exercisable/Unexercisable            Unexercisable
         ----              --------     --------      -------------------------            -------------

Damon Navarro               0             0                59,748/147,665                 71,902/59,937
Joseph LaBrosse             0             0                 18,050/91,778                 21,252/19,979
Brian Navarro               0             0                58,348/147,665                 69,865/59,937
Edmund Navarro              0             0                58,348/147,665                 69,865/59,937
Gerald McNamara             0             0                 14,528/53,150                 18,224/19,638


Employment Agreements

         In connection with the Consolidation Transactions, Grove entered into an Employment Agreement with each Executive Officer each of which was amended in November 1997 to increase the base salary payable thereunder. The annual base salary for each Executive Officer is as follows: Messrs. Damon Navarro, Brian Navarro, Edmund Navarro and Joseph LaBrosse: $100,000; and Mr. McNamara:
$50,000.

         The Employment Agreements provide that the Executive Officers shall devote a substantial part of their business time to the operations of Grove. The Employment Agreements establish the base salaries set forth above and provide for an initial three-year term for each of the Executive Officers. The term of each Employment Agreement is automatically extended for an additional year upon expiration of the initial term and any extension period unless either Grove or the Executive Officer provides the other with at least 120 days' prior written notice that such term will not be extended. If the Employment Agreements are terminated by Grove "without cause" or are terminated by the Executive Officer after a "change in control" or for "good reason" (as defined therein), the Executive Officer will be entitled to a lump sum payment equal to 200 percent of such Executive Officer's annual base salary plus an amount equal to the aggregate value of all bonuses, whether cash, stock, options, or otherwise, granted to such Executive Officer for the previous year.

Non-Competition Agreements

         In connection with the Consolidation Transactions, the Executive Officers entered into non-competition agreements with Grove (the "Non-Competition Agreements"). The Non-Competition Agreement of each Executive Officer precludes him from directly or indirectly developing, redeveloping, acquiring, managing or operating multi-family or retail mixed-use properties, other than certain properties owned by the Grove Companies not included in the Consolidation Transactions, which compete with the Grove Properties or with properties acquired by Grove in the future for so long as he is an Executive Officer, Trust Manager, significant Shareholder (5% or more of the outstanding Common Shares) or employee of, or consultant to, Grove, and for a period of twenty-four months after termination thereof other than in the event of termination of his employment by Grove without cause or by the Executive Officer in the event of a "change in control" or "for good reason" (as defined therein). Except for the Executive Officers, no other Trust Manager had an interest in any of the Grove Companies and will not be bound by the Non-Competition Agreements.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Company's executive compensation program is intended to attract, retain and reward experienced, highly motivated executives who contribute to the Company's growth. The Compensation Committee of the Board is currently composed of two Independent

Trust Managers. The Compensation Committee is responsible for setting base salaries for the Executive Officers, which are currently fixed by the Employment Agreements between the Company and each of the Executive Officers, including the Chief Executive Officer. The Compensation Committee also determines awards under, and administers, the 1994 Plan and the 1996 Plan.

         During 1997, the Compensation Committee approved the salaries paid to the Executive Officers under the Employment Agreements which became effective upon completion of the Consolidation Transactions. Prior to March 1997, the Company did not pay cash compensation to the Executive Officers. The salaries of $50,000 per year payable to Messrs. D. Navarro, LaBrosse, E. Navarro and B.
Navarro and of $25,000 per year to Mr. McNamara reflected the Compensation Committee's evaluation of the expense which the Company could reasonably bear at that time and took into consideration the substantially expanded role of the Executive Officers following consummation of the Consolidation Transactions.

         In connection with the completion of the Company's underwritten public offering in November 1997, the Compensation Committee approved amendments to the Employment Agreements increasing the base salary of Messrs. D. Navarro, LaBrosse, E. Navarro and B. Navarro to $100,000 per year and of Mr. McNamara to $50,000 per year. The Compensation Committee believed that this adjustment was appropriate to reflect more accurately the contributions of the Executive Officers to the Company as the Company continued to grow. The Compensation Committee also concluded, based on a review of base salaries in the Company's industry, that increased base salaries would be necessary for the Company to remain competitive in attracting and retaining talented executives.

         Another component of the Company's compensation program in 1997 was the granting of options under the 1996 Plan to the Executive Officers and to other key employees. The Compensation Committee believes that the granting of options to the Executive Officers, including the Chief Executive Officer, benefits the Company's shareholders generally by tying a significant portion of an Executive Officer's long-term compensation to the market value of the Company's Common Shares and, therefore, to the interests of its shareholders. The numbers of Common Shares covered by options granted to the Executive Officers, including the Chief Executive Officer, during 1997 were based on the Compensation Committee's evaluation of the overall contribution of the individual Executive Officer to the Company during 1997, including the role of the Executive Officer in completing both the Consolidation Transactions and the underwritten public offering in November 1997. The Compensation Committee intends to continue review of Executive Officers' compensation and will make such modifications in its approach to executive compensation as it determines to be appropriate in light of the Company's financial performance, changes in the size of the Company, the performance of its officers and executive compensation practices of its peer group.

                                             EXECUTIVE COMPENSATION
                                             COMMITTEE

                                             James F. Twaddell
                                             Harold V. Gorman


                                PERFORMANCE GRAPH

         The line graph below sets forth the cumulative total shareholder return on the Shares as compared with the cumulative total return of the American Stock Exchange ("AMEX") Market Value Index and the NAREIT Equity REIT Index-Apartments, in each case (i) for the six months or years beginning on June 30, 1994 and ending on December 31, 1997, and (ii) assuming that $100 was invested on June 30, 1994 and that all dividends were reinvested.


                               [PERFORMANCE GRAPH]



                                         6/30/94      1994         1995        1996        1997
-------------------------------------------------------------------------------------------------
Grove Property Trust                     $100.00     $ 82.49     $ 84.92      $105.91     $156.19
NAREIT Equity REIT Index-Apartments      $100.00     $100.79     $113.15      $145.89     $169.28
AMEX Market Value Index                  $100.00     $102.26     $129.28      $137.54     $166.82


                                   PROPOSAL 2

                  APPROVAL OF AN AMENDMENT TO THE CHARTER WITH
                 RESPECT TO THE MAXIMUM NUMBER OF TRUST MANAGERS

         The Board of Trust Managers has unanimously adopted, and recommends to the shareholders for approval, an amendment to the Company's Charter to reduce the maximum number of Trust Managers which may serve on the Board from time to time from 15 to 11. The proposed amendment to the Company's Charter must be approved by the affirmative vote of the holders of not less than two-thirds of all Common Shares outstanding on the Record Date. Further, the amendment to the Company's Charter must be filed with the Maryland State Department of Assessments and Taxation to become effective. The proposed amendment would not affect the number of directors to be elected at the Annual Meeting.

         The maximum number of Trust Managers which may serve on the Company's Board from time to time is currently fixed by the Company's Charter at 15. The proposed amendment would decrease the maximum number of Trust Managers to 11. The Board has concluded that efficient management of the Company would be impeded if the number of Trust Managers serving at any time exceeds 11. Because of provisions of the Charter requiring that at least a majority of the Trust Managers be Independent Trust Managers (as defined) and that certain transactions be approved by at least a majority of the Independent Trust managers, a Board composed of more than 11 Trust Managers could be unable to act as promptly as needed under certain circumstances.

         A reduction in the maximum number of Trust Managers from 15 to 11, when combined with the Charter provision that no Trust Manager may be removed from office other than for cause, could have the effect of impeding a change of control of the Company unless such Change of Control is approved by the Board. As a result, transactions which might benefit all or a majority of the Shareholders might not be presented to the Shareholders for consideration.

         If the proposed  amendment is approved at the Annual  Meeting,  Section
2.1 of the Charter would be amended to read in its entirety as follows:

         SECTION 2.1. Number. The number of Trust Managers initially shall be five, which number may thereafter be increased or decreased by the Trust Managers then in office from time to time; however, the total number of Trust Managers shall be not less than two and not more than 11. No reduction in the number of Trust Managers shall cause the removal of any Trust Managers from office prior to the expiration of his term.

--------------------------------------------------------------------------------
The Board recommends that you vote FOR the Charter amendment to reduce the maximum number of Trust Managers.
--------------------------------------------------------------------------------

                                   PROPOSAL 3

                  APPROVAL OF AN AMENDMENT TO THE CHARTER WITH
                   RESPECT TO THE NUMBER OF AUTHORIZED SHARES

         The Board of Trust Managers has unanimously adopted, and recommends to the Shareholders for approval, an amendment to the Company's Charter to increase the total number of Common Shares and Preferred Shares which the Company has authority to issue from 13,999,000 and 1,000, respectively, to 34,000,000 and 1,000,000, respectively. The proposed amendment to the Company's Charter must be approved by the affirmative vote of the holders of not less than two-thirds of all Common Shares outstanding on the Record Date. Further, the amendment to the Company's Charter must be filed with the Maryland State Department of Assessments and Taxation to become effective.

         The authorized capital of the Company currently consists of 13,999,000 Common Shares and 1,000 Preferred Shares. As of December 31, 1997, the Company had 8,453,829 Common Shares outstanding. In addition, at that date 47,248 Common Shares and 1,017,726 Common Shares were reserved for issuance upon the exercise of outstanding warrants or for the Company's stock option plans, respectively. As of December 31, 1997, the Operating Partnership had 3,003,729 Common Units outstanding for which an equal number of Common Shares are reserved for possible issuance upon redemption of such Common Units. As a result, there are 12,522,532 Common Shares either outstanding or reserved for specific purposes leaving only 1,476,438 Common Shares for future issuance. The Company anticipates that it will need to issue or reserve additional Common Shares in the future. Such reservations may be required because of the issuance by the Operating Partnership of additional Common Units in connection with future acquisitions of properties.

         The Board believes that it is in the best interests of the Company to have additional authorized shares available for possible future actions, such as financings, investments and acquisitions, stock splits and dividends, employee benefit plans and other corporate purposes. Other than possible reservations of additional Common Shares in connection with issuances by the Operating Partnership of Common Units in connection with the acquisition of additional properties, there are no present plans, understandings or agreements for the issuance of the Common Shares proposed to be authorized pursuant to this proposal.

         Authorized but unissued Common Shares and Preferred Shares may be issued at such times, for such purposes and for such consideration as the Board may determine without further shareholder approval, except as otherwise required by law or applicable stock exchange rules. However, the Board does not intend to issue any of the Common Shares or Preferred Shares to be authorized under the amendment except upon terms that the Board deems to be in the best interest of the Company. The issuance of additional Common Shares or Preferred Shares without further shareholder approval may, among other things, have a dilutive effect on earnings per share and on the equity of the present holders of Common Shares and their voting rights. Holders of Common Shares have no preemptive rights.

         If the proposed  amendment is approved at the Annual  Meeting,  Section
5.1 of the Charter would be amended to read in its entirety as follows:

         SECTION  5.1.  Authorized  Shares.  The total  number of
         Shares which the Trust has authority to issue is 35,000,000 shares, of which 34,000,000 are Common Shares, $.01 par value per share (each, "Common Share" or collectively, "Common Shares") and 1,000,000 are Preferred Shares, $.01 par value per share ("Preferred Shares").

--------------------------------------------------------------------------------
The Board recommends that you vote FOR the increase in the number of authorized Shares.
--------------------------------------------------------------------------------

                                   PROPOSAL 4

                  APPROVAL OF AN AMENDMENT TO THE CHARTER WITH
                  RESPECT TO SHAREHOLDER APPROVAL OF AMENDMENTS

         The Board of Trust Managers has unanimously adopted, and recommends to the Shareholders for approval, an amendment to the Company's Charter to provide that future amendments to the Company's Charter requiring shareholder approval may be approved by the holders of a majority of the Company's outstanding shares entitled to vote. Under the present terms of the Company's Charter, a proposed amendment to the Company's Charter requiring shareholder approval must be approved by the affirmative vote of the holders of not less than two-thirds of the outstanding shares entitled to vote.

         The proposed amendment must be approved by the affirmative vote of the holders of not less than two-thirds of Common Shares outstanding on the Record Date. Further, the amendment to the Company's Charter must be filed with the Maryland State Department of Assessments and Taxation to become effective.

        In 1997, Maryland law was amended to permit a REIT organized under Maryland law to provide in its declaration of trust that actions by shareholders may be taken with a lesser vote than would otherwise be required under Maryland law. The current provision in the Company's Charter requiring amendments needing shareholder approval to be approved by the holders of two-thirds of the outstanding shares entitled to vote may present an obstacle to obtaining approval of an amendment even if the amendment is considered desirable by the holders of a majority of the Common Shares. Since the vote required is based on the number of shares entitled to vote, an abstention or a broker non-vote on a proposed amendment to the Charter is the equivalent of a negative vote. The Board has concluded that it would be in the interest of the Company and the Shareholders to amend the Charter to reduce the vote required for shareholder approval of an amendment to a simple majority of the shares entitled to vote.

         If the proposed  amendment is approved at the Annual  Meeting,  Section
9.1 of the Charter would be amended to read in its entirety as follows:

         SECTION  9.1.  By  Shareholders.  Except as  provided in
         Section 9.2 hereof, this Declaration of Trust may be amended only by the affirmative vote of the holders of not less than a majority of all the Shares then outstanding and entitled to vote on the matter.

                                   PROPOSAL 5

              AMENDMENTS TO THE COMPANY'S 1996 SHARE INCENTIVE PLAN

         The Board of Trust Managers has unanimously adopted, and recommends to the Shareholders for approval, amendments to the 1996 Plan which will provide
(i) for an increase in the maximum number of Common Shares which may be issued under the 1996 Plan from 900,000 to 1,400,000 and (ii) permit grants of awards under the 1996 Plan to consultants or advisors (who provide bona fide services to the Company, but not services relating to capital raising). On April 15, 1998, the closing price of a Common Share as reported on the American Stock Exchange was $10 9/16. The full text of the 1996 Plan, as amended, is set forth in Appendix A attached hereto.

         As of April 15, 1998, awards covering 810,000 Common Shares made to employees and Non-Employee Trust Managers of the Company under the 1996 Plan were outstanding. Although 90,000 Common Shares remain available for awards under the 1996 Plan, the Board believes that the availability of additional Common Shares for awards under the 1996 Plan is necessary to enhance the Company's continuing efforts to attract and retain talented employees and directors. In addition, the Board believes it would be beneficial for the Company to have the flexibility to compensate outside consultants or advisors for services to the Company through the grant of awards under the 1996 Plan. Except for the increase in the number of Common Shares reserved for the 1996 Plan and for the ability to grant awards under the 1996 Plan to consultants and advisors, the terms of the 1996 Plan would be unchanged from those approved at the Special Meeting of Shareholders held on March 10, 1997. The following description of the 1996 Plan as amended is qualified by reference to the text of the 1996 Plan as amended contained in Appendix A.

         All employees of Grove and its subsidiaries, including the Executive Officers, and consultants or advisors to the Company (who provide bona fide services to the Company, but not services relating to capital raising) are eligible to receive awards under the 1996 Plan, subject to the discretion of the Compensation Committee to determine the particular individuals who, from time to time, will be selected to receive awards. The 1996 Plan will remain in existence as to all outstanding awards until all such awards are either exercised, converted or terminated; provided, however, that no award can be made after December

31,  2006.  An employee,  consultant  or advisor who receives an award under the
1996  Plan  is  referred  to  in  this   description  of  the  1996  Plan  as  a
"Participant."

         Awards to Participants under the 1996 Plan may be in the form of non-qualified stock options, incentive stock options (which may be granted only to employees), stock appreciation rights ("SAR's"), restricted stock and other share-based incentive awards. Awards may be granted singly, or in tandem or in combination with other awards. Each award will be evidenced by an award agreement setting forth the specific terms and conditions applicable to that award. Awards under the 1996 Plan that are not vested or exercised will generally be nontransferable by a holder (other than by will, the laws of descent and distribution or a qualified domestic relations order) and rights thereunder will generally be exercisable, during the holder's lifetime, only by the holder (or by his guardian or legal representative), subject to such exceptions as (consistent with applicable legal considerations) may be authorized from time to time by the Compensation Committee.

        Options. Stock options authorized under the 1996 Plan are rights to purchase a specified number of Common Shares at a set price during a specified period. Unless the Compensation Committee provides otherwise, and such provision is reflected in the award agreement, the exercise price for each Common Share covered by an option may not be less than the fair market value of a Common Share on the date of grant. Stock options that are granted as incentive stock options will be granted with an exercise price no less than fair market value (110% of fair market value if the incentive stock option is granted to a person who owns more than 10% of the combined voting power of Grove or any corporate subsidiary), and with such additional terms as are necessary to satisfy the applicable requirements of Section 422 of the Internal Revenue Code. Under current tax law, the fair market value of the Common Shares for which incentive stock options are exercisable for the first time by an optionee during any calendar year may not exceed $100,000 (measured as of the date such options are granted). The 1996 Plan also provides that the maximum number of Common Shares or share-units that may be subject to all share-based awards, including options, SAR's and restricted stock awards, that are granted to any Participant under the 1996 Plan during any calendar year, will not exceed 500,000 Common Shares (or share-units), either individually or in the aggregate.

         SAR's. SAR's entitle the recipient to receive, upon surrender of the right, but without other payment, an amount (payable in cash, Common Shares or another form of payout as determined by the Compensation Committee) based on the appreciation in the value of a Common Share on the date the SAR is exercised over the base price of the Common Share established in the award agreement. An SAR may be granted as a stand-alone SAR or in tandem with a share option. Unless otherwise determined by the Compensation Committee, the minimum base price for a stand-alone SAR is the fair market value of a Common Share on the date the SAR is granted, and the minimum base price for an SAR granted in tandem with an option (whether the SAR is granted at the time the related option is granted or thereafter) is the exercise price per Common Share for such option. To the extent an SAR in tandem with an option is exercised as to a number of

Common Shares, the related option will be cancelled with respect to an equal number of Common Shares.

         Restricted Share Awards. A restricted share award is an award entitling the recipient to acquire, at no cost or for a purchase price determined by the Compensation Committee, Common Shares subject to such restrictions and conditions as the Compensation Committee may determine at the time of grant.
Conditions may be based on continuing employment and/or achievement of pre-established performance goals and objectives. A Participant who receives a restricted share award will have all rights of a shareholder with respect to such restricted stock, including voting and dividend rights, subject to non-transferability restrictions and other conditions contained in the written instrument evidencing the restricted share award or the resolution of the Compensation Committee authorizing such award. Common Shares underlying a restricted share award will become vested with respect to a Participant following the date or dates specified or the attainment of the pre-established performance goals, objectives or other conditions associated with such restricted share award, such as continued employment. Following such date or dates or the attainment of such pre-established performance goals, objectives or other conditions, restricted stock will be deemed "vested" and will no longer be restricted stock.

         In general, the Company will have the right to repurchase from a Participant any Common Shares still subject to restrictions under the award agreement immediately upon a termination of such Participant's service to the Company, at a cash price per share equal to the price paid by such Participant for such restricted shares, or, if acquired at no cost, to require forfeiture of such restricted shares; provided, however, that the Compensation Committee may provide that no such right of repurchase or forfeiture exists if the Participant's termination of employment is other than for "cause" (as defined in the 1996 Plan), or occurs after a "change of control" (as defined in the 1996
Plan), or because of the Participant's retirement, death or disability, or otherwise.

        Other Share-Based Awards. Other share-based awards might include phantom stock or units, performance stock or units, bonus stock or units, dividend equivalent units, or similar securities or rights and other awards payable in or with a value derived from or related to the fair market value of the Common Shares, payable on such terms as the Compensation Committee may approve. Such awards may be granted, become vested or be payable based upon attainment of specified corporate or individual performance goals.

         Performance-Based Awards. Under Section 162(m) of the Internal Revenue Code, the Company may not deduct certain compensation in excess of $1.0 million to the Chief Executive Officer or any one of the four other most highly compensated executive officers of the Company unless, among other things, this compensation qualifies as "performance-based" compensation under Section 162(m), and the material terms of the plan for such compensation are approved by stockholders. Certain types of awards under the 1996 Plan may be granted to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. Stock options and SAR's that are granted at a fair market value exercise price are intended to qualify as performance-based compensation. In addition, other performance-based awards may qualify as performance-based compensation. All employees of the Company and its subsidiaries are eligible to receive such performance-based awards, and performance goals are any one or a combination of earnings per share, return on equity, Total Shareholder Return and FFO. Specific cycles, weightings of more than one performance goal and target levels of performance upon which actual payments will be based, as well as the award levels payable upon achievement of specified levels of performance, will be determined by the Compensation Committee no later than the applicable deadline under Section 162(m), and in any event at a time when achievement of such targets is substantially uncertain. These variables may change from cycle to cycle. Appropriate adjustments to the performance goals and targets in respect of performance-based awards may be made by the Compensation Committee based upon objective criteria in the case of significant acquisitions or dispositions by the Company, a change in capitalization, a corporate transaction or a complete or partial liquidation, extraordinary gains or losses, material changes in accounting principles or practices, or other events that were not anticipated (or the effects of which were not anticipated) at the time goals were established, in order to neutralize the effect of such events on the performance-based awards.

         The Compensation Committee must certify the achievement of the applicable performance goals and the satisfaction of other material terms of a performance-based award prior to payment. Performance-based awards generally will be paid following the completion of each cycle. The Compensation Committee may retain discretion to reduce, but not increase, the amount payable under a performance-based award to any participant, notwithstanding the achievement of targeted performance goals. Performance-based awards may be accelerated in the event of a Change of Control (as defined below).

         Provisions Applicable to All Awards to Participants. Awards may be granted in connection with the surrender or cancellation of previously granted awards, or may be amended, under such terms and conditions, including numbers of Common Shares and exercise price, exercisability or termination, that are the same as or different from the existing awards, all as the Compensation Committee may approve.

         Options to Non-Employee Trust Managers. The 1996 Plan provides that each Non-Employee Trust Manager who is first elected or appointed after March 10, 1997 (the date of original shareholder approval of the 1996 Plan), will receive an automatic initial grant of a non-qualified share option to purchase 10,000 Common Shares. In addition, promptly following the date of each Annual Meeting of Shareholders (beginning with the 1997 Annual Meeting), each Non-Employee Trust Manager elected by the shareholders (including any director reelected at such meeting) will receive an additional automatic grant of an option to purchase 5,000 Common Shares; provided, however, that no Non-Employee Trust Manager will receive more than one such automatic grant in any calendar year. The exercise price per Common Share for grants to Non-Employee Trust Managers equals 100% of the Fair Market Value of a Common Share on the date of grant. Each such option will expire ten years from the grant date (subject to earlier termination). Each option will become exercisable in increments of 50% per year on each of the first two anniversaries of the date of grant. If a Non-Employee Trust Manager's service terminates by reason of death, disability, or retirement, the options will immediately become and remain fully exercisable for one year after the date of such termination or until the expiration date of such option, whichever occurs first. If a Non-Employee Trust Manager's service terminates for any other reason, that portion of the option that is not exercisable at such time will terminate immediately and any portion then exercisable may be exercised until the earlier of three months after the date of termination or the expiration date of the option. In the event of a Change of Control (as defined below), each option granted to a Non-Employee Trust Manager will become immediately exercisable. If the nominees for election as Trust Managers named herein are elected at the Annual Meeting, Mr. Twaddell would receive an option to purchase 5,000 Common Shares.

         Administration; Change of Control. The 1996 Plan is administered by the Compensation Committee, consisting of at least two directors who satisfy the "non-employee director" requirements of Rule 16b-3 under the Securities Exchange Act of 1934 and the "outside director" requirements of Section 162(m) of the Internal Revenue Code. The Compensation Committee has authority, within the terms and limitations of the 1996 Plan, to designate recipients of awards, determine or modify the form, amount, terms, conditions, restrictions, and limitations of awards, including vesting provisions, terms of exercise of an award, expiration dates and the treatment of an award in the event of the retirement, disability, death or other termination of a Participant's service with the Company, and to construe and interpret the 1996 Plan. Such authority includes the discretion to accelerate and extend outstanding awards but does not include the ability to reduce by amendment the exercise or purchase price of an outstanding award.

         The Compensation Committee is authorized to include in award agreements with Participants specific provisions relating to the treatment of awards in the event of a "Change of Control" of the Company and is authorized to take certain other actions in such an event. A "Change of Control" is defined generally to include the following: (i) certain acquisitions of 25% or more of the combined voting power of the then outstanding Common Shares and any other securities of the Company entitled to vote generally in the election of trust managers, (ii) the failure of persons currently serving on the Board, together with persons nominated by at least a majority of the continuing directors, to constitute at least a majority of the Board, (iii) approval by the shareholders of the Company of any reorganization, merger or consolidation of the Company in which the beneficial owners of the Common Shares and other voting securities of the Company immediately prior to such transaction fail to own beneficially at least 50% of the combined voting power of all securities entitled to vote generally in the election of trust managers following such transaction, or (iv) approval by the shareholders of the Company of any complete liquidation or dissolution of the Company or of any sale or other disposition of all or substantially all of the Company's assets.

         Other. The number of Common Shares that may be issued in connection with awards under the 1996 Plan will not exceed 1,400,000. The number and kind of shares available for grant and the Common Shares subject to outstanding awards (as well as individual share limits on awards, performance targets and exercise prices of awards) may be adjusted to reflect the effect of a stock dividend, split, recapitalization, merger, consolidation, reorganization, combination or exchange of Common Shares, extraordinary dividend or other distribution or other similar transaction. Any unexercised or undistributed portion of any expired, canceled, terminated or forfeited award, or any alternative form of consideration under an award that is not paid in connection with the settlement of any portion of an award, will again be available for award under the 1996 Plan, whether or not the Participant has received benefits of ownership (such as dividends or dividend equivalents or voting rights) during the period in which the Participant's ownership was restricted or otherwise not vested.

         Full payment for Common Shares purchased on exercise of any option, along with payment of any required tax withholding, must be made at the time of such exercise in cash or, if permitted by the Compensation Committee, in exchange for a promissory note in favor of the Company, in shares of stock having a fair market value equivalent to the exercise price and withholding obligation, or any combination thereof, or pursuant to such "cashless exercise" procedures as may be permitted by the Compensation Committee. Any payment required in respect of other awards may be in such amount and in any lawful form of consideration as may be authorized by the Compensation Committee.

         The 1996 Plan generally does not impose any minimum vesting periods on options or other awards. The maximum term of an option or any other award is ten years.

Federal Income Tax Consequences

         The federal income tax consequences of participation in the 1996 Plan are as follows:

Share Options

         The grant of an incentive share option, or the designation of an outstanding option as an incentive share option, would have no immediate tax consequences to the Company or to the optionee. Under the Internal Revenue Code, a holder of shares acquired pursuant to the exercise of an incentive share option would realize no income at the time of exercise. If the optionee holds his or her shares for at least two years from the date of the grant of the option and at least one year from the date of exercise, he or she will realize taxable long-term capital gain or long-term capital loss upon a subsequent sale of the shares at a price different from the exercise price. In the event that the optionee satisfies the holding period requirements described above, no deduction would be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the option, or the transfer of shares acquired pursuant to such exercise.

         If, however, the optionee disposes of his or her shares within the holding periods described above (a "disqualifying disposition"): (i) the optionee will realize ordinary income in the year of such disposition in an amount equal to the difference between the fair market value of such shares on the date of exercise and the exercise price, provided that if the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized to the optionee and the amount realized from such sale or exchange is less than the fair market value on the exercise date, then the ordinary income will be limited to the excess of the amount realized upon the sale or exchange of the shares over the option price; (ii) the Company will be entitled to a deduction for such year in the amount of the ordinary income, if any, so realized; (iii) the optionee will realize capital gain or loss, short-term or long-term, as the case may be, as described below, in an amount equal to the difference between (a) the amount realized by him or her upon such sale or exchange of the shares and (b) the exercise price paid by him or her increased by the amount of ordinary income, if any, realized by him or her upon such disposition.

         Any capital gain or loss (as described above) resulting from a disqualifying disposition of shares acquired upon exercise of an incentive share option will be long-term gain or loss if the shares with respect to which such gain or loss is realized have been held for more than one year.

         As to shares acquired through exercise of an incentive share option, the amount by which the fair market value at the time of exercise exceeds the exercise price is an item of "tax preference" for purposes of computing the alternative minimum tax on individuals.

         If previously held shares are used to exercise an option, the tax basis of shares exchanged upon such an exercise would carry over on a share-by-share basis to an equal number of newly acquired shares (such newly acquired shares being hereinafter referred to as "swap shares"). Any shares acquired upon such exercise in excess of the number of previously held shares exchanged (such excess shares being hereinafter referred to as "spread shares") would have a tax basis of zero. For purposes of determining whether a disqualifying disposition of either swap shares or spread shares has occurred, the one-year and two-year holding periods applicable from exercise and grant of the option, respectively, would be unaffected; that is, the one-year holding period begins on the date the option is exercised through the exchange of previously held shares. The two-year holding period commences on the date the option so exercised was originally granted. However, for purposes of determining whether any capital gain realized upon a disqualifying disposition of shares acquired pursuant to an exercise in which previously held shares were exchanged was long-term or short-term capital gain, the holding period for swap shares would include the period for which the shares exchanged therefor were held, whereas the holding period for spread shares would commence on the date the option was exercised. In the event both swap shares and spread shares are acquired pursuant to the exercise of an option and a disqualifying disposition of any of such newly acquired shares is subsequently made, the disqualifying disposition will be deemed to involve the shares with the lowest tax basis.

         In any event, if shares acquired through exercise of an incentive share option are exchanged for other shares pursuant to an incentive share option before the expiration of the one-year and two-year holding periods described above, the exchange will be a taxable transaction with respect to the shares given up in the exchange and the transaction will constitute a disqualifying disposition of those shares.

         The grant of a non-qualified share option would have no immediate tax consequence to the Company or to the optionee. A holder of shares acquired upon the exercise of such an option would realize taxable ordinary income at the time of exercise of the option in an amount equal to the excess of the fair market value of the shares acquired at the time of exercise over the exercise price for those shares, and the amount of such excess would be deductible for federal income tax purposes by the Company (subject to the test of reasonable compensation). The holder of shares acquired upon exercise of such an option may be required by the Compensation Committee upon the exercise thereof to deposit with the Company an amount equal to the income tax which the Company is obligated to withhold pursuant to applicable federal, state and local tax withholding requirements. The holder of such shares ordinarily realizes upon their disposition a short-term or long-term capital gain or loss, depending on the holding period of the shares, equal to the difference between (i) the amount realized on the sale and (ii) the tax basis of the shares.

         In the case of shares acquired by exercise of a non-qualified share option using previously held shares, as to the number of acquired shares equal to the number of shares transferred by the optionee, (i) no income will be recognized in respect of such exercise, (ii) the basis of such shares will equal the basis in the optionee's hands of the shares exchanged therefor and (iii) the holding period of such shares will include the period for which the transferred shares were held. As to any shares acquired in such an exercise in excess of the number of shares transferred, (i) ordinary income will be recognized in an amount equal to the fair market value of the shares so acquired, (ii) the basis of such shares shall be fair market value of the shares so acquired and (iii) the holding period will begin on the exercise date. Any gain or loss resulting from the disposition of shares acquired upon such exercise of any option will be long-term gain or loss if the shares with respect to which such gain or loss is realized have been held (or deemed held) for more than one year.

         It should be noted that under the Internal Revenue Code, to the extent that the exercisability of an option is accelerated on account of a change of control, the value of the acceleration would be treated as a "parachute payment," subject to an excise tax imposed on the optionee and nondeductible by the employer. Such consequences would follow, however, only if the total
"parachute payments" (including the value of the acceleration) were of sufficient magnitude to give rise to "excess parachute payments" under the Internal Revenue Code. Furthermore, amounts constituting "reasonable compensation" may reduce the portion of the payments treated as "excess parachute payments." The Committee Report to the Tax Reform Act of 1986 indicates that the benefit of acceleration of stock options issued as a part of a normal compensation package granted more than one year before the change of control presumptively constitutes reasonable compensation.

         Generally, a corporation, in any given year, will pay the higher of the alternative minimum tax or the regular federal income tax. The corporate alternative minimum tax is computed by applying a flat 20% tax rate against alternative minimum taxable income. Under currently applicable accounting principles, no expense is charged at the time of exercise of an option. As noted above, however, there may be a tax deduction arising as a result of option exercise. This difference between accounting and tax treatment thus could result in an increase to alternative minimum taxable income and a corresponding increase in the alternative minimum tax.

Stock Appreciation Rights

         The grant of an SAR would have no immediate tax consequence to the right holder or to the Company. The exercise of such a right would cause the right holder to realize taxable ordinary income at the time of exercise in an amount equal to the cash awarded or the value of any Common Shares delivered upon settlement thereof. Such amount would also be deductible for federal income tax purposes by the Company (subject to the test of reasonable compensation).

         SAR's are subject to applicable federal, state and local tax withholding requirements. If the Company proposes, or is required, to distribute Common Shares pursuant to the Plan, it may require the recipient to remit to it an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Shares. The Compensation Committee may, in its discretion and subject to such rules as it may adopt, permit a Participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with the exercise of an SAR by electing to have the Company withhold Common Shares having a Fair Market Value equal to the amount to be withheld.

Restricted Share Awards

         The grant of restricted shares as additional compensation will result in the recipient's realizing taxable ordinary income in an amount equal to the value of any restricted shares awarded. Any such amount would also be deductible for federal income tax purposes by the Company (subject to the test of reasonable compensation). The income and deduction will arise when the restricted shares cease to be subject to a "substantial risk of forfeiture," as defined by Section 83(c) of the Internal Revenue Code. Generally, a substantial risk of forfeiture will exist so long as the recipient may be denied the value of the restricted shares awarded, whether by forfeiture for "bad acts," a repurchase right in the Company at less than fair market value, or otherwise. As the 1996 Plan permits the Compensation Committee to place conditions on any stock so awarded it is impossible to determine the time when any particular stock award may be income to the recipient and a deduction to the Company.

Other Awards

         The current federal income tax consequences of other awards authorized under the 1996 Plan generally follow certain basic patterns: SAR's are taxed and deductible in substantially the same manner as nonqualified options; restricted share awards will generally be subject to tax at the time of vesting; performance awards and dividend equivalents generally are subject to tax at the time of payment; unconditional stock bonuses are generally subject to tax at the time of payment; in each of the foregoing cases, the Company or a subsidiary will generally have (at the time the participant recognizes income) a corresponding deduction.

Change of Control

         If, as a result of a Change of Control, a participant's options, SAR's or other rights become immediately exercisable, or Common Shares or other benefits covered by another type of award are immediately vested or issued, the additional value, if any, attributable to the acceleration or issuance may be deemed a "parachute payment" under Section 280G of the Internal Revenue Code. In such case, the participant may be subject to a 280G non-deductible excise tax as to all or a portion of such economic value, in addition to any income tax payable. The Company generally will not be entitled to a deduction for that portion of any parachute payment that is subject to the excise tax.

--------------------------------------------------------------------------------
The Board recommends that you vote FOR the amendments to the 1996 Share Incentive Plan.
--------------------------------------------------------------------------------

                                   PROPOSAL 6

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has appointed the firm of Ernst & Young LLP to audit the financial statements of the Company for the fiscal year ending December 31, 1998. Ernst & Young LLP served as the Company's independent public accountants for the fiscal year ended December 31, 1997. A proposal to ratify this appointment is being presented to the Shareholders at the Annual Meeting. A representative of Ernst & Young LLP is expected to be present at the meeting and available to respond to appropriate questions and, although that firm has indicated that no statement will be made, an opportunity for a statement will be provided.

--------------------------------------------------------------------------------
       The Board recommends that you vote FOR the proposed ratification of appointment of Ernst & Young LLP as independent public accountants for the Company for the fiscal year ending December 31, 1998.
--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that Grove's Executive Officers and Trust Managers, and persons who own more than ten percent of a registered class of Grove's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Trust Managers, Executive Officers and greater-than-ten-percent shareholders are required by regulation of the

Securities and Exchange Commission to furnish Grove with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, Grove believes that all Section 16(a) filings required to be filed in respect of 1997 by its Executive Officers, Trust Managers and greater-than-ten-percent beneficial owners were timely made, except as follows: Messrs. Brian and Damon Navarro each failed to timely file three reports to report twelve transactions; Messrs. Edmund Navarro and Joseph LaBrosse each failed to timely file three reports to report seven transactions; Mr. Joseph Garrahy failed to timely file three reports to report three transactions; and Mr. Gerald McNamara failed to timely file one report to report one transaction

                              SHAREHOLDER PROPOSALS

         Proposals of Shareholders intended to be present at the Annual Meeting of Shareholders to be held in 1999 must be received by the Secretary of Grove at Grove's principal executive office no later than January 4, 1999, for inclusion in Grove's proxy statement and form of proxy relating to that meeting.

                         FINANCIAL AND OTHER INFORMATION

         Grove's Annual Report for the fiscal year ended December 31, 1997, including financial statements, is being concurrently sent to the Shareholders. The Annual Report is not a part of the proxy solicitation materials.

                            EXPENSES OF SOLICITATION

         The cost of soliciting proxies will be borne by Grove. Brokers and nominees should forward soliciting materials to the beneficial owners of the Common Shares held of record by such persons, and Grove will reimburse them for their reasonable forwarding expenses. In addition to the use of the mails, proxies may be solicited by Trust Managers, Executive Officers and regular employees of Grove, who will not be specially compensated for such services, by means of personal calls upon, or telephonic or telegraphic communications with, Shareholders or their personal representatives. In addition, the Company has retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies at a fee estimated to be $5,500.

                                  OTHER MATTERS

         The Board knows of no matters other than those described in this Proxy Statement which are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying form of Proxy intend to vote the proxies in accordance with their best judgment.

                                                                      APPENDIX A


                          1996 SHARE INCENTIVE PLAN OF

                              GROVE PROPERTY TRUST

                    (formerly Grove Real Estate Asset Trust)

                              GROVE OPERATING, L.P.

                                       AND

                              PROPERTY PARTNERSHIPS

                         (as amended to March 11, 1998)

                            1996 SHARE INCENTIVE PLAN
                                       OF
                              GROVE PROPERTY TRUST
                    (formerly Grove Real Estate Asset Trust)
                              GROVE OPERATING, L.P.
                                       AND
                              PROPERTY PARTNERSHIPS
                         (as amended to March 11, 1998)


                                TABLE OF CONTENTS

                                                                    PAGE

SECTION 1.    PURPOSES                                               1
SECTION 2.    DEFINITIONS; RULES OF CONSTRUCTION                     1
SECTION 3.    ELIGIBILITY                                            7
SECTION 4.    AWARDS                                                 7
SECTION 5.    COMMON SHARES AVAILABLE UNDER PLAN                     12
SECTION 6.    AWARD AGREEMENTS                                       16
SECTION 7.    ADJUSTMENTS; CHANGE IN CONTROL; ACQUISITIONS           18
SECTION 8.    ADMINISTRATION                                         22
SECTION 9.    NON-EMPLOYEE TRUST MANAGER OPTIONS                     23
SECTION 10.   AMENDMENT AND TERMINATION OF PLAN                      26
SECTION 11.   MISCELLANEOUS                                          26

                            1996 SHARE INCENTIVE PLAN
                                       OF
                              GROVE PROPERTY TRUST
                    (formerly Grove Real Estate Asset Trust)
                              GROVE OPERATING, L.P.
                                       AND
                              PROPERTY PARTNERSHIPS
                         (as amended to March 11, 1998)

         Grove Property Trust [formerly Grove Real Estate Asset Trust], a Maryland real estate investment trust (the "Company"), Grove Operating, L.P., a Delaware limited partnership (the "Operating Partnership"), and each of the Property Partnerships (defined below)have adopted the 1996 Share Incentive Plan (the "Plan"), effective March 10,1997, [as amended to March 11, 1998] for the benefit of their eligible employees, certain consultants or advisors to the Company and the Trust Managers (defined below).


                               SECTION 1. PURPOSES

         The purposes of this Plan are as follows:

         (a) To provide an additional incentive for Trust Managers, key employees and certain consultants or advisors to the Company to further the growth, development and financial success of the Company, the Operating Partnership and the Property Partnerships by personally benefiting through the ownership of Company shares and/or rights which recognize such growth, development and financial success.

         (b) To enable the Company, the Operating Partnership and the Property Partnerships to obtain and retain the services of Trust Managers, key employees and certain consultants or advisors to the Company considered essential to the long-range success of the Company, the Operating Partnership and the Property Partnerships by offering them an opportunity to own shares of the Company and/or rights which will reflect such growth, development and financial success.


                  SECTION 2. DEFINITIONS; RULES OF CONSTRUCTION

         (a) DEFINED TERMS. The terms defined in this Section shall have the following meanings for purposes of this Plan:

         "Acquiror" shall have the meaning set forth in Section 7(c)(1).

         "Award" shall mean an award granted pursuant to Section 4 or Section 9.

         "Award Agreement" shall mean an agreement described in Section 6, setting forth the terms and conditions of an Award granted to a Participant.

         "Beneficiary" shall mean a person or persons (including a trust or trusts) validly designated by a Participant or, in the absence of a valid designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death.

         "Board of Trust Managers" or "Board" shall mean the Board of Trust Managers of the Company.

         "Change of Control" shall have the meaning set forth in Section 7(c).

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Committee" shall mean the Committee described in Section 8.

         "Common Shares" shall mean the Company's common shares of beneficial interest, $0.01 par value per share.

         "Common Units" shall mean units representing ownership interests in the Operating Partnership.

         "Company" shall mean Grove Property Trust [formerly Grove Real Estate Asset Trust], a Maryland real estate investment trust.

         "Company Charter" shall mean the Third Amended and Restated Declaration of Trust of the Company, as amended from time to time.

         "Company Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any entity which is then a Company Subsidiary.

         "Company Subsidiary" shall mean any corporation, partnership or other entity (other than the Company) in an unbroken chain beginning with the Company if all of them (including the Company) in the aggregate, other than the last one in the unbroken chain, then own shares or other interests possessing 50 percent or more of the total combined economic interests or the total combined voting power of all classes of shares or other interests in each of the others (other than the Company) in such chain; provided, however, that "Company Subsidiary" shall not include the Operating Partnership, or any Operating Partnership Subsidiary, the Property Partnership or any Property Partnership Subsidiary.

         "Continuing Trust Manager" shall have the meaning set forth in Section 7(c)(2).

         "Employee" shall mean any Company Employee, Operating Partnership Employee or Property Partnership Employee.

         "Employer" shall mean the Company, a Company Subsidiary, the Operating Partnership, an Operating Partnership Subsidiary, a Property Partnership and/or a Property Partnership Subsidiary, as appropriate to the context.

         "EPS" shall mean earnings per Common Share on a fully diluted basis.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Executive Officer" shall mean an executive officer as defined in Rule 3b-7 under the Exchange Act, provided that, if the Board has designated the executive officers of the Company for purposes of reporting under the Exchange Act, the designation shall be conclusive for purposes of this Plan.

         "Fair Market Value" shall mean the average of the closing prices of the Common Shares for the five trading days immediately preceding the applicable date as reported on the composite tape of American Stock Exchange issues (or, if the security is not so listed, the principal national stock exchange on which the security is then listed or, if the security is not listed on any national stock exchange, such other reporting system as shall be selected by the Committee). The Committee shall determine the Fair Market Value of any security that is not publicly traded using criteria as it shall determine, in its sole discretion, to be appropriate for the valuation.

         "FFO" shall mean net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

         "For Cause" shall mean (i) (x) the continued failure by the Participant to substantially perform his or her duties with an Employer (other than any such failure resulting from his or her incapacity due to physical or mental illness), or (y) the engaging by the Participant in conduct which is materially injurious to an Employer, monetarily or otherwise, in either case as determined by the Committee, or (ii) if the Participant has an employment agreement with any Employer that defines "cause," such definition.

         "Incentive Share Option" shall have the meaning set forth in Section 4(a)(2).

         "Insider" shall mean any person who is subject to Section 16(b) of the Exchange Act.

         "Net Cash Flow" shall mean cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.

         "Non-Employee Trust Manager" shall mean a member of the Board of Trust Managers who is not also an Employee.

         "Non-Qualified  Share  Option"  shall  have the  meaning  set  forth in
Section 4(a)(1).

         "Operating Partnership" shall mean Grove Operating, L.P., a Delaware limited partnership.

         "Operating Partnership Agreement" shall mean the agreement of limited partnership of the Operating Partnership, as the same may be amended, modified or restated from time to time.

         "Operating Partnership Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Operating Partnership or any entity which is then an Operating Partnership Subsidiary.

         "Operating Partnership Optionee Purchased Shares" shall have the meaning set forth in Section 6(e)(1).

         "Operating Partnership Purchase Price" shall have the meaning set forth in Section 6(e)(2).

         "Operating Partnership Purchased Shares" shall have the meaning set forth in Section 6(e)(2).

         "Operating Partnership Subsidiary" shall mean any corporation, partnership or other entity (other than the Operating Partnership, the Property Partnerships and the Property Partnership Subsidiaries) in an unbroken chain beginning with the Operating Partnership if all of them (including the Operating Partnership) in the aggregate, other than the last one in the unbroken chain, then own more than 50 percent of the total combined economic interests or the total combined voting power of all classes of shares or other interests in each of the others (other than the Operating Partnership).

         "Option"  shall mean a share option  granted under  Section  4(a)(1) or
(2). An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Share Option or an Incentive Share Option; provided, however, that Options granted to anyone other than Company Employees shall be Non-Qualified Share Options.

         "Participant" shall mean any Employee, any Officer, any Non-Employee Trust Manager or any consultant or advisor who provides or has provided bona fide services to the Company, but not services related to capital raising, who is granted an Award pursuant to this Plan that remains outstanding.

         "Performance-Based Awards" shall have the meaning set forth in Section 4(b).

         "Performance Goal" shall mean EPS or ROE or Net Cash Flow or Total Shareholder Return or FFO, and "Performance Goals" shall mean any combination thereof.

         "Plan" shall mean this 1996 Share Incentive Plan of Grove Property Trust [formerly Grove Real Estate Asset Trust], Grove Operating Partnership and Property Partnerships, as amended from time to time.

         "Property Partnership" shall mean any entity formed or owned by the Operating Partnership for the purpose of holding or managing real property, and which has been designated by the Board, in its sole discretion, as a participating employer under the Plan.

         "Property Partnership Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of a Property Partnership or any entity which is then a Property Partnership Subsidiary.

         "Property Partnership Optionee Purchased Shares" shall have the meaning set forth in Section 6(f)(1).

         "Property Partnership Purchase Price" shall have the meaning set forth in Section 6(f)(2).

         "Property Partnership Purchased Shares" shall have the meaning set forth in Section 6(f)(2).

         "Property Partnership Subsidiary" shall mean any corporation, partnership, or other entity (other than a Property Partnership) in an unbroken chain beginning with a Property Partnership if all of them (including such Property Partnership) in the aggregate, other than the last one in the unbroken chain, then own more than 50 percent of the total combined economic interests or total combined voting power of all classes of stock or other interests in each of the others (other than such Property Partnership).

         "QDRO" shall mean a qualified  domestic  relations  order as defined in
Section 414(p) of the Code or Title I, Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended (to the same extent as if this Plan was subject thereto), or the applicable rules thereunder.

         "Qualifying Option" shall have the meaning set forth in Section 4(b).

         "Qualifying Share Appreciation Right" shall have the meaning set forth in Section 4(b).

         "Restricted Shares" shall have the meaning set forth in Section 4(c).

         "ROE" shall mean consolidated net income of the Company (less preferred dividends) divided by the average consolidated common shareholders' equity.

         "Rule 16b-3" shall mean Rule 16b-3 under Section 16 of the Exchange Act, as amended from time to time.

         "Share Appreciation Right" shall have the meaning set forth in Section 4(a)(3).

         "Share-Based Awards" shall mean Awards, as described in Sections 4(a)(1) through (4) and Section 4(c), that are payable or denominated in or have a value derived from the value of, or an exercise or conversion privilege at a price related to, Common Shares.

         "Share Ownership Limit" shall mean (i) the restrictions on ownership and transfer of Common Shares provided in Article VII of the Company Charter, and (ii) any other restrictions on ownership and transfer set forth in the Company Charter.

         "Share Units" shall mean the number of units under a Share-Based Award payable solely in cash or actually paid in cash, determined by reference to the number of Common Shares by which the Share-Based Award is measured.

         "Subsidiary" shall mean any Company Subsidiary, Operating Partnership Subsidiary or Property Partnership Subsidiary.

         "Total Shareholder Return" shall mean, with respect to the Company or other entities (if measured on a relative basis), the (i) change in the market price of its common shares (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure including, but not limited to, stock splits and stock dividends.

         "Trust Manager" shall mean a member of the Board.

         (b) FINANCIAL AND ACCOUNTING TERMS. Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms, including terms defined herein as Performance Goals, are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles and as derived from the audited consolidated financial statements of the Company, prepared in the ordinary course of business.

         (c) RULES OF CONSTRUCTION. For purposes of this Plan and the Award Agreements, unless otherwise expressly provided or the context otherwise requires, the terms defined in this Plan include the plural and the singular, and pronouns of either gender or neutral shall include, as appropriate, the other pronoun forms.


                             SECTION 3. ELIGIBILITY

         Any one or more Awards may be granted to any Employee or any consultant or advisor who provides or has provided bona fide services to the Company, but not services related to capital raising, who is designated by the Committee to receive an Award. Non-Employee Trust Managers shall not be eligible to receive any Awards except for the Non-Qualified Share Options granted automatically without action of the Committee under the provisions of Section 9, and consultants or advisors shall not be eligible to receive Incentive Share Options.


                                SECTION 4. AWARDS

         (a) TYPE OF AWARDS. The Committee may grant any of the following types of Awards, either singly, in tandem or in combination with other Awards:

             (1) NON-QUALIFIED SHARE OPTIONS. A Non-Qualified Share Option is an Award in the form of an option to purchase Common Shares that is not intended to comply with the requirements of Code Section 422. Unless the Committee provides otherwise, and such provision is reflected in the Award Agreement, the exercise price of each Non-Qualified Share Option granted under this Plan shall be not less than the Fair Market Value of the Common Shares on the date that the Option is granted. All Non-Qualified Share Options granted at an exercise price not less than Fair Market Value on the date of grant shall be treated as Performance-Based Awards subject to the applicable restrictions of Section 4(b).

             (2) INCENTIVE SHARE OPTIONS. An Incentive Share Option is an Award in the form of an option to purchase Common Shares that is intended to comply with the requirements of Code Section 422 or any successor Section of the Code. The exercise price of each Incentive Share Option granted under this Plan shall be not less than the Fair Market Value of the Common Shares on the date that the Option is granted; provided, however, that the exercise price of any Incentive Share Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of shares of the Company (including for this purpose Common Units redeemable for Common Shares) shall not be less than 110% of such Fair Market Value. In addition, the Committee shall include such other terms [in] any Incentive Share Option as it deems necessary or desirable to qualify the Option as an incentive stock option under the provisions of
Section 422 of the Code. To the extent that the aggregate "fair market value" of Common Shares with respect to which one or more Incentive Share Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Shares subject to Incentive Share Options under this Plan and shares subject to incentive share options under all other plans of the Company or of other entities referenced in Code Section 422(d)(1), the Share Options shall be treated as Non-Qualified Share Options. All Incentive Share Options granted at an exercise price not less than Fair Market Value on the date of grant shall be treated as Performance-Based Awards subject to the applicable restrictions of Section 4(b). No Incentive Share Option shall be granted to any person who is not an employee (as defined in Section 3401(c) of the Code) of the Company or a Company Subsidiary.

             (3) SHARE APPRECIATION RIGHTS. A Share Appreciation Right is an Award in the form of a right to receive, upon surrender of the right, but without other payment, an amount based on appreciation in the value of Common Shares as of the date the Share Appreciation Right is exercised, over a base price established in the Award, payable in cash, Common Shares or such other form or combination of forms of payout, at times and upon conditions (which may include a Change of Control), as may be approved by the Committee. Unless the Committee provides otherwise, and such provision is reflected in the Award Agreement, the minimum base price of a Share Appreciation Right granted under this Plan shall be not less than the lowest of the Fair Market Value of the underlying Common Shares on the date the Share Appreciation Right is granted or, in the case of a Share Appreciation Right related to an Option (whether already outstanding or concurrently granted), the exercise price of the related Option. All Share Appreciation Rights granted at a base price not less than Fair Market Value on the date of grant shall be treated as Performance-Based Awards subject to the applicable restrictions of Section 4(b).

             (4) OTHER SHARE-BASED AWARDS. The Committee may from time to time grant Awards under this Plan that provide Participants with Common Shares or the right to purchase Common Shares, or provide other incentive Awards (including, but not limited to, phantom shares or units, performance shares or units, bonus shares or units, dividend equivalent units, or similar securities or rights and other awards) payable in or with a value derived from or related to the Fair Market Value of Common Shares. The Awards shall be in a form determined by the Committee, provided that the Awards shall not be inconsistent with the other express terms of this Plan. The Committee shall have the discretion to determine whether Awards under this Section 4(a)(4) to Executive Officers that are either granted or become vested, exercisable or payable based on attainment of one or more Performance Goals shall only be granted as Performance-Based Awards under
Section 4(b) and the Committee may, in its sole discretion, make Restricted Share Awards under Section 4(c), rather than as Performance-Based Awards under
Section 4(b).

         (b) SPECIAL PERFORMANCE-BASED AWARDS. Without limiting the generality of the foregoing, any of the types of Awards listed in Section 4(a) may be granted as awards that satisfy the requirements for "performance-based compensation" within the meaning of Code Section 162(m) ("Performance-Based

Awards"), the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Company on a consolidated basis, provided that such Awards satisfy the requirements of this Section 4(b). Notwithstanding anything contained in this Section 4(b) to the contrary, any Option or Share Appreciation Right with an exercise price or a base price not less than Fair Market Value on the date of grant shall be subject only to the requirements of clauses (1) and
(3)(A) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 4(b) (with such Awards hereinafter referred to as a "Qualifying Option" or a "Qualifying Share Appreciation Right", respectively). With the exception of any Qualifying Option or Qualifying Share Appreciation Right, an Award that is intended to satisfy the requirements of this Section 4(b) shall be designated as a Performance-Based Award at the time of grant.

             (1) ELIGIBLE CLASS. The eligible class of persons for Awards under this Section 4(b) shall be all Employees.

             (2) PERFORMANCE GOALS. The performance goals for any Awards under this Section 4(b) (other than Qualifying Options and Qualifying Share Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Goals. The specific performance target(s) with respect to Performance Goal(s) must be established by the Committee in advance of the deadlines applicable under Code Section 162(m) and while the performance relating to the Performance Goal(s) remains substantially uncertain.

             (3) INDIVIDUAL LIMITS. The maximum number of Common Shares or Share Units that are issuable under Options, Share Appreciation Rights or other Share-Based Awards (described under Section 4(a)(4)) that are granted as Performance-Based Awards during any calendar year to any Participant under this Plan shall not exceed 500,000 (or, in the case of awards of Restricted Shares, 250,000 Common Shares), either individually or in the aggregate, subject to adjustment as provided in Section 7. Awards that are canceled during the year shall be counted against this limit to the extent required by Code Section 162(m).

             (4) COMMITTEE CERTIFICATION. Before any Performance-Based Award under this Section 4(b) (other than Qualifying Options and Qualifying Share Appreciation Rights) is paid, the Committee must certify in writing (by resolution or otherwise) that the applicable Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change of Control as provided in Section 7(b).

             (5) TERMS AND CONDITIONS OF AWARDS; COMMITTEE DISCRETION TO REDUCE PERFORMANCE AWARDS. The Committee shall have discretion to determine the conditions, restrictions or other limitations, in accordance with the terms of this Plan and Code Section 162(m), on the payment of individual Performance-Based Awards under this Section 4(b). To the extent set forth in an Award Agreement, the Committee may reserve the right to reduce the amount payable in accordance with any standards or on any other basis (including the Committee's discretion) as the Committee may impose.

             (6) ADJUSTMENTS FOR MATERIAL CHANGES. In the event of (i) a significant acquisition or disposition by the Company, (ii) a change in capitalization, a transaction or a complete or partial liquidation, or (iii) any extraordinary gain or loss or other event that is treated for accounting purposes as an extraordinary item under generally accepted accounting principles, (iv) any material change in accounting policies or practices affecting the Company and/or the Performance Goals or targets or (v) any other event that was not anticipated (or the effects of which were not anticipated) at the time the Performance Goals were established, then, to the extent any of the foregoing events (or a material effect thereof) was not anticipated at the time the targets were set, the Committee may make adjustments to the Performance Goals and/or targets, applied as of the date of the event, and based solely on objective criteria, so as to neutralize, in the Committee's judgment, the effect of the event on the applicable Performance-Based Award.

             (7) INTERPRETATION. Except as specifically provided in this Section 4(b), the provisions of this Section 4(b) shall be interpreted and administered by the Committee in a manner consistent with the requirements for exemption of Performance-Based Awards granted to Executive Officers as "performance-based compensation" under Code Section 162(m) and regulations and other interpretations issued by the Internal Revenue Service thereunder.

         (c) AWARD OF RESTRICTED SHARES.

             (1) RESTRICTED SHARE AWARDS.

                 (A) The Committee may, from time to time, in its absolute discretion:

                    (i) Select from among the Employees or consultants or advisors who provide or have provided bona fide services to the Company, but not services relating to capital raising (including Employees or consultants or advisors who provide or have provided bona fide services to the Company, but not services relating to capital raising, who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Shares; and

                    (ii) Determine the purchase price, if any, and other terms and conditions (including, without limitation, in the case of awards to Operating Partnership Employees and Property Partnership Employees, the mechanism for the transfer of the Restricted Shares and payment therefor) applicable to such Restricted Shares consistent with this Plan.

                 (B) The Committee shall establish the purchase price, if any, and form of payment for Restricted Shares; provided, however, that such purchase price shall be no less than the par value of the Common Shares to be purchased unless otherwise permitted by applicable state law, and, in all cases, legal consideration shall be required for each issuance of Restricted Shares.

                 (C) Upon the selection of an Employee or a consultant or advisor to be awarded Restricted Shares, the Committee shall instruct the Secretary of the Company to issue such Restricted Shares and may impose such conditions on the issuance of such Restricted Shares as it deems appropriate and consistent with this Plan.

             (2) CONSIDERATION. As consideration for the issuance of Restricted Shares, in addition to payment of any purchase price, the Participant shall agree, in a written Award Agreement, to continue to provide services to his Employer for a period of at least one year after the Restricted Shares are issued (or such shorter period as may be fixed in the Award Agreement or by action of the Committee following grant of the Restricted Shares). Nothing in this Plan or in any Award Agreement hereunder shall (A) confer on any Participant any right to (i) continue in the employ of, or to continue to provide consulting or advisory services to, any Employer, or (ii) receive severance pay from any Employer, or (B) interfere with or restrict in any way the rights of any Employer, which are hereby expressly reserved, to discharge such Participant at any time for any reason whatsoever, whether or not For Cause.

             (3) RIGHTS AS SHAREHOLDERS. Upon delivery of the Restricted Shares to a Participant or, if applicable, to the escrow holder pursuant to Section 4(c)(6), such Participant shall have, unless otherwise provided by the Committee, all the rights of a shareholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Shares shall be subject to the restrictions set forth in Section 4(c)(4) and subject to any resolution of the Board or the Committee.

             (4) RESTRICTION. All Restricted Shares issued under this Plan (including any shares received by Participants with respect to Restricted Shares as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with, or providing consulting or advisory services to, any Employer, Company performance and individual performance; provided, however, that by action taken after the Restricted Shares are issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Shares may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Participant upon issuance, his rights in unvested Restricted Shares shall lapse upon the termination of his employment or his providing consulting or advisory services to any Employer.

             (5) REPURCHASE OF RESTRICTED SHARES. The Committee shall provide in the terms of each individual Award Agreement relating to Restricted Shares that the Company shall have the right to repurchase from a Participant the unvested Restricted Shares then subject to restrictions under the Award Agreement immediately upon a termination of his employment or his providing consulting or advisory services, at a cash price per share equal to the price paid by such Participant for such Restricted Shares, or, if acquired at no cost, to require forfeiture of such Restricted Shares; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a termination of service not For Cause, or following a Change of Control of an Employer, or because of the holder's retirement, death or disability, or otherwise.

             (6) ESCROW. In its sole discretion, the Committee may appoint the Secretary of the Company or such other escrow holder as the Committee may designate to retain physical custody of each certificate representing Restricted Shares until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

             (7) LEGEND. In order to enforce the restrictions imposed upon Restricted Shares hereunder, the Committee may, in its discretion, cause a legend or legends to be placed on certificates representing all Restricted Shares that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

         (d) MAXIMUM TERM OF AWARDS. No Award that contemplates exercise or conversion may be exercised or converted to any extent, and no other Award that defers vesting, shall remain outstanding and unexercised, unconverted or unvested more than ten years after the date the Award was initially granted.


                  SECTION 5. COMMON SHARES AVAILABLE UNDER PLAN

         (a) AGGREGATE SHARE LIMIT. The maximum number of Common Shares that may be issued under the Plan pursuant to all Share-Based Awards (including Incentive Share Options) is 1,400,000, subject to adjustment as provided in this Section 5 or Section 7.

         (b) REISSUE OF SHARES AND SHARE UNITS. Any unexercised, unconverted or undistributed portion of any expired, cancelled, terminated or forfeited Award, or any alternative form of consideration under an Award that is not paid in connection with the settlement of an Award or any portion of an Award, shall again be available for Award under Section 5(a), whether or not the Participant has received benefits of ownership (such as dividends or dividend equivalents or voting rights) during the period in which the Participant's ownership was restricted or otherwise not vested. Common Shares that are issued pursuant to Awards and subsequently reacquired by the Company pursuant to the terms and conditions of the Awards shall be available for reissuance under the Plan. If the Company withholds Common Shares pursuant to Section 5(f), the number of Common Shares that would have been deliverable with respect to an Award but that are withheld may in effect not be issued, but the aggregate number of Common Shares issuable with respect to the applicable Award shall be reduced by the number of Common Shares withheld and such Common Shares shall be available for additional Awards under this Plan.

         (c) INTERPRETIVE ISSUES. Additional rules for determining the number of Common Shares authorized under this Plan may be adopted by the Committee, as it deems necessary or appropriate.

         (d) TREASURY SHARES; NO FRACTIONAL SHARES. The Common Shares which may be issued (which term includes Common Shares reissued or otherwise delivered) pursuant to an Award under this Plan may be treasury or authorized but unissued Common Shares or Common Shares acquired, subsequently or in anticipation of a transaction under this Plan, in the open market or in privately negotiated transactions to satisfy the requirements of this Plan. No fractional shares shall be issued but fractional interests may be accumulated. The Committee, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests.

         (e) CONSIDERATION. The Common Shares issued under this Plan may be issued (subject to Section 11(d)) for any lawful form of consideration, the value of which equals the par value of the Common Shares or such greater or lesser value as the Committee, consistent with Sections 11(d), 4(a) and 4(c), may require.

         (f) PURCHASE OR EXERCISE PRICE; WITHHOLDING. The exercise or purchase price (if any) of the Common Shares issuable pursuant to any Award and any withholding obligation under applicable tax laws shall be paid in cash or, subject to the Committee's express authorization and the restrictions, conditions and procedures the Committee may impose, any one or combination of
(i) cash, (ii) a check payable to the order of the Company, (iii) the delivery of Common Shares having a Fair Market Value equivalent to the applicable exercise price and withholding obligation, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise, (iv) a reduction in the amount of Common Shares or other amounts otherwise issuable or payable pursuant to such Award, (v) by notice and third party payment in such manner as may be authorized by the Committee or (vi) the delivery of a promissory note, or other obligation for the future payment of money, the terms and conditions of which shall be determined (subject to Section 11(d)) by the Committee. In the case of a payment by the means described in clause (iii) or (iv) above, the Common Shares to be so delivered or offset shall be determined by reference to the Fair Market Value of the Common Shares on the date as of which the payment or offset is made.

         (g) CASHLESS EXERCISE. The Committee may permit the exercise of the Award and payment of any applicable withholding tax in respect of an Award by delivery of written notice, subject to the Company's receipt of a third party payment in full in cash for the exercise price and the applicable withholding prior to issuance of Common Shares, in the manner and subject to the procedures as may be established by the Committee.

         (h) TRANSFER OF COMMON SHARES TO A COMPANY EMPLOYEE, NON-EMPLOYEE TRUST MANAGER, OTHER BOARD MEMBER OR CONSULTANT OR ADVISOR. As soon as practicable after receipt by the Company or a Company Subsidiary, pursuant to Section 5(f), of payment for the Common Shares with respect to which an Option (which, in the case of a Company Employee, was issued to and is held by such Company Employee in his capacity as a Company Employee), or portion thereof, is exercised by a Participant who is a Company Employee, a Non-Employee Trust Manager or a consultant or advisor, with respect to each such exercise, the Company shall transfer to the Participant the number of Common Shares equal to:

             (1) the amount of the payment made by the Participant to the Company pursuant to Section 5(f), divided by

             (2) the exercise price per share of the Common Shares subject to the Option.

         (i) TRANSFER OF SHARES TO AN OPERATING PARTNERSHIP EMPLOYEE. As soon as practicable after receipt by the Company, pursuant to Section 5(f), of payment for the Common Shares with respect to which an Option (which was issued to and is held by an Operating Partnership Employee in his capacity as an Operating Partnership Employee), or portion thereof, is exercised by a Participant who is an Operating Partnership Employee, with respect to each such exercise:

             (1) the Company shall transfer to the Participant the number of Common Shares equal to (A) the amount of the payment made by the Participant to the Company pursuant to Section 5(f) divided by (B) the Fair Market Value of a Common Share at the time of exercise (the "Operating Partnership Optionee Purchased Shares");

             (2) the Company shall sell to the Operating Partnership the number of Common Shares (the "Operating Partnership Purchased Shares") equal to the excess of (A) the amount obtained by dividing (i) the amount of the payment made by the Participant to the Company pursuant to Section 5(f) by (ii) the exercise price per share of the Common Shares subject to the Option, over (B) the Operating Partnership Optionee Purchased Shares.

         The price to be paid by the Operating Partnership to the Company for the Operating Partnership Purchased Shares (the "Operating Partnership Purchase Price") shall be an amount equal to the product of (A) the number of Operating Partnership Purchased Shares multiplied by (B) the Fair Market Value of a Common Share at the time of the exercise; and

             (3)  as  soon  as  practicable   after  receipt  of  the  Operating
Partnership Purchased Shares by the Operating Partnership, the Operating Partnership shall transfer such shares to the Participant at no additional cost, as additional compensation.

         (j) TRANSFER OF SHARES TO A PROPERTY PARTNERSHIP EMPLOYEE. As soon as practicable after receipt by the Company, pursuant to Section 5(f), of payment for the Common Shares with respect to which an Option (which, in the case of a Property Partnership Employee, was issued to and is held by such Property Partnership Employee in his capacity as a Property Partnership Employee), or portion thereof, is exercised by a Participant who is a Property Partnership Employee, with respect to each such exercise:

             (1) the Company shall transfer to the Participant the number of Common Shares equal to (A) the amount of the payment made by the Participant to the Company pursuant to Section 5(f) divided by (B) the Fair Market Value of a Common Share at the time of exercise (the "Property Partnership Optionee Purchased Shares");

             (2) the Company shall sell to the Property Partnership the number of Common Shares (the "Property Partnership Purchased Shares") equal to the excess of (A) the amount obtained by dividing (i) the amount of the payment made by the Participant to the Company pursuant to Section 5(f) by (ii) the exercise price per share of the Common Shares subject to the Option, over (B) the Property Partnership Optionee Purchased Shares. The price to be paid by the Property Partnership to the Company for the Property Partnership Purchased Shares (the "Property Partnership Purchase Price") shall be an amount equal to the product of (A) the number of Property Partnership Purchased Shares multiplied by (B) the Fair Market Value of a Common Share at the time of the exercise;

             (3)  as  soon  as   practicable   after  receipt  of  the  Property
Partnership Purchased Shares by a Property Partnership, such Property Partnership shall transfer such shares to the Participant at no additional cost, as additional compensation.

         (k) TRANSFER OF PAYMENT TO THE OPERATING PARTNERSHIP OR A PROPERTY PARTNERSHIP. As soon as practicable after receipt by the Company (i) of the amount described in Section 5(f) and, where applicable, (ii) a related Operating Partnership Purchase Price or Property Partnership Purchase Price described in
Section 5(i) or 5(f), the Company shall contribute to the Operating Partnership or the applicable Property Partnership, as the case may be, an amount of cash equal to such payment and the Operating Partnership or the applicable Property Partnership, as the case may be, shall issue an additional interest in the Operating Partnership or the applicable Property Partnership, as the case maybe, on the terms set forth in the Operating Partnership Agreement or in the agreement of limited partnership of the applicable Property Partnership.


                           SECTION 6. AWARD AGREEMENTS

         Each Award under this Plan shall be evidenced by an Award Agreement in a form approved by the Committee setting forth, the number of Common Shares or Share Units, as applicable, subject to the Award, and the price (if any) and term of the Award and, in the case of Performance-Based Awards, the applicable Performance Goals. The Award Agreement shall also set forth (or incorporate by reference) (i) other material terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of this Plan, and
(ii) in the case of Share-Based Awards to Operating Partnership Employees and Property Partnership Employees, the mechanisms for the transfer of such Common Shares and payment therefor, including but not limited to the mechanisms in Sections 5(h), 5(i), 5(j) and 5(k).

         (a) INCORPORATED PROVISIONS. Award Agreements shall be subject to the terms of this Plan and shall be deemed to include the following terms, unless the Committee in the Award Agreement otherwise (consistent with applicable legal considerations) provides:

             (1) NON-ASSIGNABILITY: The Award shall not be assignable nor transferable, except (i) by will or by the laws of descent and distribution,
(ii) pursuant to a QDRO or any other exception to transfer restrictions expressly permitted by the Committee and set forth in the Award Agreement (or an amendment thereto) or (iii) in the case of Awards constituting Incentive Share Options, as permitted by the Code. The restrictions on exercise and transfer shall not be deemed to prohibit, to the extent permitted by the Committee, (a) transfers without consideration for estate and financial planning purposes, transfers to such other persons or in such other circumstances as the Committee may in the Award Agreement expressly permit. During the lifetime of a Participant, the Award shall be exercised only by such Participant or by his or her guardian or legal representative, except as expressly otherwise provided consistent with the foregoing transfer restrictions. The designation of a Beneficiary hereunder shall not constitute a transfer prohibited by the foregoing provisions.

             (2) RIGHTS AS SHAREHOLDER: Except as specifically set forth herein, a Participant shall have no rights as a holder of Common Shares with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of these securities. Except as provided in Section 7, no adjustment or other provision shall be made for dividends or other shareholder rights, except to the extent that the Award Agreement provides for dividend equivalents or similar economic benefits.

             (3) WITHHOLDING: The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award, and these obligations shall be paid by the Participant on or prior to the payment of the Award. In the case of an Award payable in cash, the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Participant. In the case of an Award paid in Common Shares, a Participant shall satisfy the withholding obligation as provided in Section 5(f).

             (4) SECTION 83(b) ELECTION: No Participant may make an election under Code Section 83(b) with respect to any Award under this Plan, unless otherwise expressly permitted by the Committee, in its sole discretion.

         (b) OTHER PROVISIONS. Award Agreements may include other terms and conditions as the Committee shall approve including, but not limited to, the following:

             (1) TERMINATION OF SERVICE: A provision describing the treatment of an Award in the event of the retirement, disability, death or other termination of a Participant's employment with or services to an Employer, including any provisions relating to the vesting, exercisability, forfeiture or cancellation under Code Section 162(m).

             (2) VESTING; EFFECT OF TERMINATION; CHANGE OF CONTROL: Any other terms consistent with the terms of this Plan as are necessary and appropriate to effect the Award to the Participant including, but not limited to, the vesting provisions, any requirements for continued employment, any other restrictions or conditions (including performance requirements) of the Award, and the method by which (consistent with Section 7) the restrictions or conditions lapse, and the effect on the Award of a Change of Control.

             (3) REPLACEMENT AND SUBSTITUTION: Any provisions permitting or requiring the surrender of outstanding Awards or securities held by the Participant in whole or in part in order to exercise or realize rights under or as a condition precedent to other Awards, or in exchange for the grant of new or amended Awards under similar or different terms.

             (4) RELOADING: Any provisions for successive or replenished Awards including, but not limited to, reload Options.

             (5) TERMINATION OF BENEFITS: A provision that any and all unexercised Awards and all rights under this Plan of a Participant who received such Award (or his or her designated Beneficiary or legal representative) and the exercise or vesting thereof, shall be forfeited if, prior to the time of such exercise, the Participant shall (i) be employed by a competitor of, or shall be engaged in any activity in competition with, any Employer without such Employer's consent, (ii) divulge without any Employer's consent any secret or confidential information belonging to such Employer, (iii) engage in any other activities which would constitute grounds for termination For Cause or (iv) be terminated For Cause.

         (c) CONTRACT RIGHTS, FORMS AND SIGNATURES. Any obligation of the Company or an Employer to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and an Award Agreement. No Award shall be enforceable until the Award Agreement or a receipt has been signed by the Participant and on behalf of the Company and, in the Committee's discretion, the applicable Employer by an Executive Officer (other than the recipient) or his or her delegate or, in the case of an Award to an
Insider, by the Participant and the Company, and [in] the Committee's discretion, the applicable Employer, whose signature shall be acknowledged by a member of the Committee. By executing the Award Agreement or receipt, a Participant shall be deemed to have accepted and consented to the terms of this Plan and any action taken in good faith under this Plan by and within the discretion of the Committee, the Board of Trust Managers or their delegates. Unless the Award Agreement otherwise expressly provides, there shall be no third party beneficiaries of the obligations of the Company or any Employer to the Participant under the Award Agreement.


            SECTION 7. ADJUSTMENTS; CHANGE IN CONTROL; ACQUISITIONS.

         (a) ADJUSTMENTS. If there shall occur any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, merger, combination, consolidation, or other reorganization or any extraordinary dividend or other extraordinary distribution in respect of the Common Shares (whether in the form of cash, Common Shares or other property), or any split-up, spin-off, extraordinary redemption, combination or exchange of outstanding Common Shares, or there shall occur any other similar transaction or event in respect of the Common Shares, or a sale of substantially all the assets of the Company as an entirety, then the Committee shall, in the manner and to the extent, if any, as it deems appropriate and equitable to the Participants and consistent with the terms of this Plan, and taking into consideration the effect of the event on the holders of the Common Shares:

             (1) proportionately adjust any or all of

                 (A) the number and type of Common Shares and Share Units which thereafter may be made the subject of Awards (including the specific maximum numbers of Common Shares or Share Units set forth elsewhere in this Plan),

                 (B) the number, amount and type of Common Shares, other property, Share Units or cash subject to any or all outstanding Awards,

                 (C) the grant, purchase or exercise price, or conversion ratio of any or all outstanding Awards, or of the Common Shares, other property or Share Units underlying the Awards,

                 (D) the securities, cash or other property deliverable upon exercise or conversion of any or all outstanding Awards,

                 (E) subject to Section 4(b), the performance targets or standards appropriate to any outstanding Performance-Based Awards,

                 (F) any other terms as are affected by the event; or

             (2) subject to any applicable limitations in the case of a transaction to be accounted for as a pooling of interests under generally accepted accounting principles, provide for

                 (A)  an  appropriate  and  proportionate   cash  settlement  or
distribution, or

                 (B) the substitution or exchange of any or all outstanding Awards, or the cash, securities or property deliverable on exercise, conversion or vesting of the Awards. Notwithstanding the foregoing, in the case of an Incentive Share Option, no adjustment shall be made which would cause this Plan to violate Code Section 424(a) or any successor provisions thereto, without the written consent of the Participant adversely affected thereby. The Committee may act prior to an event described in this paragraph (a) (including at the time of an Award by means of more specific provisions in the Award Agreement) if deemed necessary or appropriate to permit the Participant to realize the benefits intended to be conveyed by an Award in respect of the Common Shares in the case of an event described in paragraph (a).

         (b) CHANGE OF CONTROL. The Committee may, in the Award Agreement, provide for the effect of a Change of Control on an Award. Such provisions may include, but are not limited to, any one or more of the following with respect to any or all Awards: (i) the specific consequences of a Change of Control on the Awards; (ii) a reservation of the Committee's right to determine in its discretion at any time that there shall be full acceleration or no acceleration of benefits under the Awards; (iii) that only certain or limited benefits under the Awards shall be accelerated; (iv) that the Awards shall be accelerated for a limited time only; or (v) that acceleration of the Awards shall be subject to additional conditions precedent (such as a termination of employment following a Change of Control). In addition to any action required or authorized by the terms of an Award, the Committee may take any other action it deems appropriate to ensure the equitable treatment of Participants in the event of or in anticipation of a Change of Control including, but not limited to, any one or more of the following with respect to any or all Awards: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from, the Awards; (ii) the waiver of conditions on the Awards that were imposed for the benefit of the Company or any Employer; (iii) provision for the cash settlement of the Awards for their equivalent cash value, as determined by the Committee, as of the date of the Change of Control; or (iv) such other modification or adjustment to the Awards as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following the Change of Control. The Committee also may accord any Participant a right to refuse any acceleration of exercisability, vesting or benefits, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Notwithstanding the foregoing provisions of this Section 7(b) or any provision in an Award Agreement to the contrary, in no event shall the Committee be deemed to have discretion to accelerate or not accelerate or make other changes in or to any or all Awards, in respect of a transaction, if such action or inaction would be inconsistent with or would otherwise frustrate the intended accounting for a proposed transaction as a pooling of interests under generally accepted accounting principles.

         (c) CHANGE OF CONTROL DEFINITION. For purposes of this Plan, a "Change of Control" of the Company shall be deemed to have occurred upon the happening of any of the following events:

             (1) the acquisition or holding, other than in or as a result of a transaction approved by the Continuing Trust Managers (as defined in paragraph
(c)(2) below) of the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (an "Acquiror") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the combined voting power of the then outstanding Common Shares and other shares of the Company entitled to vote generally in the election of trust managers, but excluding for this purpose:

                 (A) any such acquisition (or holding) by any Employer, or any employee benefit plan (or related trust) of such Employer; or

                 (B) any such acquisition (or holding) by any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Shares and other voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding Common Shares of the Company and of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of trust managers;

             (2) individuals who, as of the date hereof, constitute the Board (the "Continuing Trust Managers") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a trust manager subsequent to the date hereof whose election, or nomination for election by the shareholders of the Company, was approved by a vote of at least a majority of the persons then comprising the Continuing Trust Managers shall be considered a Continuing Trust Manager, but excluding, for this purpose, any such individual whose initial election as a member of the Board is in connection with an actual or threatened "election contest" relating to the election of the trust managers of the Company (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

             (3) approval by the shareholders of the Company of

                 (A) a reorganization, merger or consolidation of the Company, with respect to which in each case all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Shares or voting securities of the Company immediately prior to such reorganization, merger or consolidation will not, immediately following such reorganization, merger or consolidation, beneficially own, directly and indirectly, more than 50% of, respectively, the then outstanding Common Shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such reorganization, merger or consolidation, or

                 (B) a complete liquidation or dissolution of the Company, or

                 (C) the sale or other disposition of all or substantially all of the assets of the Company.

         (d) BUSINESS ACQUISITIONS. Awards may be granted under this Plan on the terms and conditions as the Committee considers appropriate, which may differ from those otherwise required by this Plan, to the extent necessary to reflect substitution for or assumption of share incentive awards held by employees of other entities who become employees of any Employer as the result of a merger of the employing entity with, or the acquisition of the property or stock of the employing entity by, any Employer, directly or indirectly.

                           SECTION 8. ADMINISTRATION.

         (a) COMMITTEE AUTHORITY AND STRUCTURE. This Plan and all Awards granted under this Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board and made up solely of two or more Non-Employee Directors (as defined in Rule 16b-3(b)(3)under the Exchange Act and the "outside director" requirement of Code
Section 162(m)). The members of the Committee shall be designated by the Board. A majority of the members of the Committee (but not fewer than two) shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee.

         (b) SELECTION AND GRANT. The Committee shall have the authority to determine the Employees, consultants or advisors (if any) to whom Awards will be granted under this Plan, the type of Award or Awards to be made, and the nature, amount, pricing, timing and other terms of Awards to be made to any one or more of these individuals, and to establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards, subject to the terms of this Plan.

         (c) CONSTRUCTION AND INTERPRETATION. The Committee shall have the power to interpret and administer this Plan and Award Agreements, and to adopt, amend and rescind related rules and procedures. All questions of interpretation and determinations with respect to this Plan, the number of Common Shares, Share Appreciation Rights, or units or other Awards granted, and the terms of any Award Agreements, the adjustments required or permitted by Section 7, and other determinations hereunder shall be made by the Committee and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Agreement and any non-discretionary provisions of this Plan, the terms of this Plan shall govern.

         (d) EXPRESS AUTHORITY (AND LIMITATIONS ON AUTHORITY) TO CHANGE TERMS OF AWARDS. Without limiting the Committee's authority under other provisions of this Plan (including Sections 7 and 10), but subject to any express limitations of this Plan (including under Sections 7 and 10), the Committee shall have the authority to accelerate the exercisability or vesting of an Award, to extend the term or waive early termination provisions of an Award (subject to the maximum ten-year term under Section 4(b)), to cancel, modify or waive any Employer's rights with respect to an Award or restrictive conditions of an Award (including forfeiture conditions), to modify, discontinue, suspend, or terminate any or all outstanding Awards held by Employees, with or without adjusting any holding period or other terms of the Award, in any case in such circumstances as the Committee deems appropriate. The Committee may not, however, reduce by amendment the exercise or purchase price of an outstanding Award.

         (e) RULE 16b-3 CONDITIONS; BIFURCATION OF PLAN. It is the intent of the Employers that this Plan and Share-Based Awards hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies any applicable requirements of Rule 16b-3, so that these persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 under the Exchange Act and will not be subjected to avoidable liability thereunder as to Awards intended to be entitled to the benefits of Rule 16b-3. Notwithstanding anything to the contrary in this Plan, the provisions of this Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of this Plan or any Award Agreement intended (or required in order) to satisfy the applicable requirements of Rule 16b-3 are only applicable to Insiders and to those Awards to Insiders intended to satisfy the requirements of Rule 16b-3.

         (f) DELEGATION AND RELIANCE. The Committee may delegate to the officers or employees of any Employer the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of this Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority to grant or amend an Award or with respect to substantive decisions or functions regarding this Plan or Awards as these relate to the material terms of Performance-Based Awards to Executive Officers or to the timing, eligibility, pricing, amount or other material terms of Awards to Insiders. In making any determination or in taking or not taking any action under this Plan, the Board and the Committee may obtain and may rely upon the advice of experts, including professional advisors to the Company. No trust manager, officer, employee or agent of any Employer shall be liable for any such action or determination taken or made or omitted in good faith.

         (g) EXCULPATION AND INDEMNITY. Neither the Employers nor any member of the Board of Trust Managers or of the Committee, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any person for any action taken or not taken in good faith under this Plan or for the failure of an Award (or action in respect of an Award) to satisfy Code requirements as to incentive stock options or to realize other intended tax consequences, to qualify for exemption or relief under Rule 16b-3 or to comply with any other law, compliance with which is not required on the part of an Employer.


                 SECTION 9. NON-EMPLOYEE TRUST MANAGER OPTIONS.

         (a) PARTICIPATION. Awards under this Section 9 shall be nondiscretionary, shall be made only to Non-Employee Trust Managers and shall be evidenced by Award Agreements setting forth the terms and conditions in this
Section 9 and in Sections 6(a) and 6(b)(5).

         (b)  INITIAL  AWARD.   Upon  the   consummation  of  the   transactions
contemplated  by  the  Company's  Proxy  Statement  for  a  Special  Meeting  of
Shareholders to be held on March [10], 1997, there shall be granted automatically to each Non-Employee Trust Manager (without action by the Board or Committee) a Non-Qualified Share Option (the date of grant of which shall be the closing date of such transactions) to purchase 10,000 Common Shares.

         (c) ANNUAL OPTION GRANTS.

             (1) AWARD UPON ELECTION OR APPOINTMENT. After approval of this Plan by the shareholders of the Company, if any person who has not received an initial Award pursuant to Section 9(b) and is not then an officer or employee of an Employer shall become a Trust Manager of the Company, there shall be granted automatically to such person (without any action by the Board or Committee) a Non-Qualified Share Option (the date of grant of which shall be the date such person takes office) to purchase 10,000 Common Shares.

             (2) SUBSEQUENT ANNUAL AWARDS. Immediately following the annual shareholders' meeting in each year during the term of this Plan there shall be granted automatically (without any action by the Committee or the Board) to each Non-Employee Trust Manager elected by the shareholders of the Company at such meeting a Non-Qualified Share Option (the date of grant of which shall be the date of such meeting) to purchase 5,000 Common Shares.

             (3) MAXIMUM NUMBER OF SHARES. A Non-Employee Trust Manager shall not receive more than one grant of Non-Qualified Share Options under this
Section 9 in any calendar year.

         (d) EXERCISE PRICE. The exercise price per Common Share covered by each Option granted under this Section 9 shall be 100% of the Fair Market Value of the Common Shares on the date of grant. The exercise price of the Common Shares issuable pursuant to any Option granted under this Section and any withholding obligation under applicable tax laws shall be paid in cash or any one or combination of (i) cash, (ii) a check payable to the order of the Company, and
(iii) the delivery of Common Shares, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise and (iv) by notice and third party payment to the Company prior to any issue of Common Shares and otherwise in accordance with all applicable legal requirements in such manner as may be authorized by the Committee for all Participants. In the case of a payment by the means described in clause (iii) above, the Common Shares to be so delivered shall be determined by reference to the Fair Market Value of the Common Shares on the date as of which the payment is made.

         (e) OPTION PERIOD AND  EXERCISABILITY.  Each Option  granted under this
Section 9 and all rights or obligations thereunder shall expire ten years after the date of grant and shall be subject to earlier termination as provided below. Each Option granted under this Section 9 shall become exercisable in increments of 50% per year on each of the first two anniversaries of the date of grant.

         (f) TERMINATION OF TRUST MANAGERS. If a Non-Employee Trust Manager's services as a member of the Board of Trust Managers terminate by reason of death, disability (the inability of the Non-Employee Trust Manager to continue to perform his or her duties of employment as determined by the Committee) or retirement, an Option granted pursuant to this Section held by such Participant shall immediately become and shall remain fully exercisable for one year after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. If a Non-Employee Trust Manager's services as a member of the Board of Trust Managers terminate for any other reason, any portion of an Option granted pursuant to this Section 9 which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for three months after the date of such termination or until the expiration of the stated term, whichever first occurs.

         (g) ADJUSTMENTS. Options granted under this Section 9 shall be subject to adjustment as provided in Section 7, but only to the extent that (i) such adjustment and the Committee's actions in respect thereof satisfy applicable criteria under Rule 16b-3, (ii) such adjustment in the case of a Change of Control is effected pursuant to the terms of a reorganization agreement approved by shareholders of the Company, and (iii) such adjustment is consistent with adjustments to Options held by persons other than Executive Officers or Trust Managers of the Company.

         (h) ACCELERATION UPON A CHANGE OF CONTROL. Upon the occurrence of a Change of Control, each Option granted under this Section 9 shall become immediately exercisable in full. To the extent that any Option granted under this Section 9 is not exercised prior to (i) a dissolution of the Company or
(ii) a merger or other event that the Company does not survive, and no provision is (or consistent with the provisions of this Section 9 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

         (i) LIMITATIONS ON AMENDMENTS. The provisions of this Section 9 with respect to the amount, purchase price and timing of Options and the eligibility requirements shall not be amended more than once every six months (other than as may be necessary to conform to any applicable changes in the Code or the rules thereunder), unless such amendment would be consistent with the provisions of Rule 16b-3.

                 SECTION 10. AMENDMENT AND TERMINATION OF PLAN.

         The Board of Trust Managers may at any time amend, suspend or discontinue this Plan, without shareholder approval, except to the extent that such shareholder approval is required under applicable law. The Committee may at any time alter or amend any or all Award Agreements under this Plan in any manner that would be authorized for a new Award under this Plan including, but not limited to, any manner set forth in Section 8(d) (subject to any applicable limitations thereunder). Notwithstanding the foregoing, no such action by the Board or the Committee shall, in any manner adverse to a Participant other than as expressly permitted by the terms of an Award Agreement, affect any Award then outstanding and evidenced by an Award Agreement without the consent in writing of the Participant or a Beneficiary who has become entitled to an Award.


                            SECTION 11. MISCELLANEOUS

         (a) UNFUNDED PLANS. This Plan shall be unfunded. None of the Company, the Employers, the Board of Trust Managers or the Committee shall be required to segregate any assets that may at any time be represented by Awards made pursuant to this Plan. None of the Company, Employers, the Board of Trust Managers or the Committee shall be deemed to be a trustee of any amounts to be paid or securities to be issued under this Plan. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of any Employer.

         (b) RIGHTS OF EMPLOYEES.

             (1) NO RIGHT TO AN AWARD. Status as an Employee shall not be construed as a commitment that any one or more Awards will be made under this Plan to an Employee or to Employees generally. Status as a Participant shall not entitle the Participant to any additional Award.

             (2) NO ASSURANCE OF EMPLOYMENT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee or Participant any right to continue in the employ or other service of any Employer or constitute any contract (of employment or otherwise) or limit in any way the right of any Employer to change a person's compensation or other benefits or to terminate the employment or service of a person with or without cause, but, nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

         (c) EFFECTIVE DATE; DURATION. This Plan has been adopted by the Board of Trust Managers of the Company. This Plan shall become effective upon and shall be subject to the approval of the shareholders of the Company. Any Award granted prior to such shareholder approval of the Plan or the amendments to the Plan approved by the Board of Trust Managers on March 11, 1998 shall be conditioned on such approval and, if such approval is not obtained on or before the first anniversary of the date the Plan or such amendments were adopted by the Board, such awards shall be null and void. This Plan shall remain in effect until any and all Awards under this Plan have been exercised, converted or terminated under the terms of this Plan and applicable Award Agreements. Notwithstanding the foregoing, no Award may be granted under this Plan after December 31, 2006. Any Award granted prior to such date may be amended after such date in any manner that would have been permitted prior to such date, except that no such amendment shall increase the number of shares subject to, comprising or referenced in such Award.

         (d) COMPLIANCE WITH LAWS. This Plan, Award Agreements, and the grant, exercise, conversion, operation and vesting of Awards, and the issuance and delivery of Common Shares and/or other securities or property or the payment of cash under this Plan, Awards or Award Agreements, are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal insider trading, registration, reporting and other securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions (and the person acquiring such securities shall, if requested by the Company, provide such evidence, assurance and representations to the Company as to compliance with any thereof) as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

         (e) APPLICABLE LAW. This Plan, Award Agreements and any related documents and matters shall be governed in accordance with the laws of the State of Maryland, except as to matters of Federal law.

         (f) NON-EXCLUSIVITY OF PLAN. Nothing in this Plan shall limit or be deemed to limit the authority of any Employer, the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority.

         (g) SEVERABILITY. In case any provision in this Plan shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

         (h) OWNERSHIP AND TRANSFER RESTRICTIONS. Common Shares acquired pursuant to an Award shall be subject to the restrictions on ownership and transfer set forth in the Company Charter, and any additional restrictions set forth in the Award Agreement. The Committee, in its sole discretion, may impose such additional restrictions on the ownership and transferability of such Common Shares as it deems appropriate in order to preserve the qualification of the Company as a real estate investment trust, within the meaning of Code Sections 856 through
860. The Committee may require a Participant to give the Company prompt notices of any disposition of Common Shares acquired by exercise of an Incentive Stock Option before the later to occur of (1) two years after the date of grant of such Option or (2) one year after the transfer of such Common Shares to the Participant. Any such restriction or notice requirement shall be set forth in the Award Agreement and may be referred to on the Share certificate.

         (i) RESTRICTIONS ON AWARDS. Notwithstanding anything herein to the contrary, no Award shall be payable in Common Shares and no Option shall be exercisable if, in the sole discretion of the Committee, such would be likely to result in any of the following:

             (1) The Participant's ownership of Common Shares being in violation of the Share Ownership Limit or otherwise prohibited under the Company Charter; or

             (2) Income to the Company that could impair its status as a real estate investment trust, within the meaning of Code Sections 856 through 860.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers duly authorized [as of the] 14 day of March, 1997 and as of March 11, 1998 with respect to the amendments to the Plan approved by the Board of Trust Managers on such date.


                                      GROVE REAL ESTATE ASSET TRUST


                                      By:  /s/ Joseph R. LaBrosse
                                          ------------------------------
                                          Name:  Joseph R. LaBrosse
                                          Title: Secretary

                                      GROVE OPERATING, L.P.

                                      By: GROVE REAL ESTATE ASSET TRUST,
                                          its general partner


                                             By:  /s/ Joseph R. LaBrosse
                                                 -----------------------------
                                                  Name:  Joseph R. LaBrosse
                                                  Title: Secretary

                                      PROPERTY PARTNERSHIPS:

                                      GROVE AVON ASSOCIATES LIMITED PARTNERSHIP

                                      By:  GR-AVON, INC., its general partner


                                               By:  /s/ Joseph R. LaBrosse
                                                  ------------------------------
                                                   Name:  Joseph R. LaBrosse
                                                   Title: Treasurer


                                      AVONPLACE ASSOCIATES LIMITED PARTNERSHIP

                                      By:  AVON WATCH HILL, INC.,
                                           its general partner


                                               By:  /s/ Joseph R. LaBrosse
                                                  ------------------------------
                                                   Name:  Joseph R. LaBrosse
                                                   Title: Treasurer


                                      GR-ENFIELD ASSOCIATES LIMITED PARTNERSHIP

                                      By:  GEALP, INC., its general partner


                                               By:  /s/ Joseph R. LaBrosse
                                                  ------------------------------
                                                  Name:  Joseph R. LaBrosse
                                                  Title: Treasurer


                                      GROVE LONGMEADOW ASSOCIATES
                                      LIMITED PARTNERSHIP

                                      By: LONGMEADOW WATCH HILL, INC.,
                                          its general partner


                                               By: /s/ Joseph R. LaBrosse
                                                  ------------------------------
                                                  Name:  Joseph R. LaBrosse
                                                  Title: Treasurer

                                      GR-PROPERTIES III LIMITED PARTNERSHIP

                                      By:  GROVE INVESTMENT GROUP, INC.,
                                           its general partner


                                           By: /s/ Joseph R. LaBrosse
                                              ----------------------------------
                                              Name:  Joseph R. LaBrosse
                                              Title: Treasurer


                                      GR-WESTWYND ASSOCIATES LIMITED PARTNERSHIP

                                            By:  GROVE CAYA CORPORATION,
                                                 its general partner


                                            By:  /s/ Joseph R. LaBrosse
                                               ---------------------------------
                                               Name:  Joseph R. LaBrosse
                                               Title: Treasurer


                                      GROVE OPPORTUNITY FUND II
                                      LIMITED PARTNERSHIP

                                      By:  GOF II, INC., its general partner


                                           By:  /s/ Joseph R. LaBrosse
                                              ---------------------------------
                                              Name:  Joseph R. LaBrosse
                                              Title: Treasurer


                                      SHORELINE LONDON ASSOCIATES
                                      LIMITED PARTNERSHIP

                                      By:  OCEAN REEF LONDON, INC.,
                                           its general partner


                                           By: /s/ Joseph R. LaBrosse
                                              ---------------------------------
                                               Name:  Joseph R. LaBrosse
                                               Title: Treasurer

                                      NAUTILUS PROPERTIES LIMITED PARTNERSHIP

                                      By:  NPLP, INC., its general partner


                                           By: /s/ Joseph R. LaBrosse
                                              ---------------------------------
                                              Name:  Joseph R. LaBrosse
                                              Title: Treasurer


                                      GROVE-WESTFIELD ASSOCIATES
                                      LIMITED PARTNERSHIP

                                      By: GROVE INVESTMENT GROUP, INC.,
                                          its general partner


                                            By: /s/ Joseph R. LaBrosse
                                               ---------------------------------
                                               Name:  Joseph R. LaBrosse
                                               Title: Treasurer


                                      GROVE-WEST SPRINGFIELD ASSOCIATES
                                      LIMITED PARTNERSHIP

                                      By: GROVE INVESTMENT GROUP, INC.,
                                          its general partner


                                            By: /s/ Joseph R. LaBrosse
                                               ---------------------------------
                                               Name:  Joseph R. LaBrosse
                                               Title: Treasurer


                                      FOXWOODBURG, L.P.

                                      By: FWB, INC., its general partner


                                            By: /s/ Joseph R. LaBrosse
                                               ---------------------------------
                                               Name:  Joseph R. LaBrosse
                                               Title: Treasurer

                                   DETACH HERE



                              GROVE PROPERTY TRUST



     The undersigned hereby appoints Damon D. Navarro and Joseph R. LaBrosse, P and each of PROXY them, as proxies, with full power of substitution in R each, to vote the shares of Grove Property Trust (the "Company") of the
O undersigned at the Annual Meeting of the Shareholders to be held on X Tuesday, June 30, 1998 at 11:00 a.m. at The Hartford Club, 46 Prospect
Y Street, Hartford, Connecticut 06103 and any adjournment thereof as specified on the reverse side.











                                                            --------------------
              (continued on reverse side)                     SEE REVERSE SIDE
                                                            --------------------

                                   DETACH HERE

[x] Please mark
    votes as in
    this example.

This proxy is solicited by the Board of Trust Managers and may be revoked prior to exercise. This proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. In the absence of direction, this proxy will be voted FOR Items 1, 2, 3, 4, 5 and 6.

1. Election of two Trust Managers, each to serve until the annual meeting of the Company's Shareholders to be held in 2001.




     Nominees:    Edmund F. Navarro and
                  James F. Twaddell



                           FOR            WITHHELD

                           [ ]              [ ]


          [ ]
             --------------------------------------
             For all nominees except as noted above

                                FOR    AGAINST   ABSTAIN
2. The   amendment   of  the
Company's  Third Amended and    [ ]      [ ]       [ ]
Restated    Declaration   of
Trust dated March 14,  1997,
as   amended   by   Articles
Supplementary  dated October
23,  1997  (as  so  amended,
the "Charter") to reduce the
maximum   number  of   Trust
Managers which may serve  on
the Board from 15 to 11.

                                FOR    AGAINST   ABSTAIN
3.  The   amendment  of  the
Charter  to   increase   the    [ ]      [ ]       [ ]
total   number   of   Common
Shares and Preferred  Shares
which   the    Company   has
authority    to   issue   to
34,000,000   and  1,000,000,
respectively.

                                FOR    AGAINST   ABSTAIN
4.  The   amendment  of  the
Charter  to   provide   that    [ ]      [ ]       [ ]
future   amendments  to  the
Charter            requiring
Shareholder  approval may be
approved  by the  holders of
a majority of the  Company's
outstanding  shares entitled
to vote.


                               FOR   AGAINST   ABSTAIN
5.  The  amendment  of  the
Company's     1996    Share    [ ]     [ ]       [ ]
Incentive  Plan (the  "1996
Plan")  to   increase   the
number  of  Common   Shares
available    for   issuance
thereunder  from 900,000 to
1,400,000   and  to  permit
awards  under the 1996 Plan
to    be     granted     to
consultants   and  advisors
to the Company.


                                FOR   AGAINST   ABSTAIN
6. The   ratification   of
the appointment of Ernst &      [ ]     [ ]       [ ]
Young LLP as the Company's
independent public
accountants for  the  year
ending December 31, 1998.


7. Other Business:
In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the meeting. The Board of Trust Managers at present knows of no other formal business to be brought before the meeting.


                                 IF YOU PLAN TO
   MARK HERE FOR       [ ]    ATTEND THE MEETING,    [ ]
ADDRESS CHANGE AND             INDICATE NUMBER OF
   NOTE AT LEFT               ATTENDEES IN THE BOX




    Signature              Date           Signature                Date
             -------------     ----------          -------------       --------